                                                                  CONFORMED COPY
                                                                  --------------


                                LOAN AGREEMENT

                                by and between

                         MIDWAY AIRLINES CORPORATION,

                                  as BORROWER


                                      AND


                     GENERAL ELECTRIC CAPITAL CORPORATION,

                                   as LENDER


                         Dated as of December 22, 1999



            COVERING FOUR BOEING 737-7BX AIRCRAFT (EXPECTED TO BEAR MANUFACTURER'S SERIAL NUMBERS 30736, 30737, 30738 AND 30739)

                                LOAN AGREEMENT

          THIS LOAN AGREEMENT, dated as of December 22, 1999, is made by and between Midway Airlines Corporation, as Borrower, and General Electric Capital Corporation, as Lender. Capitalized terms used herein shall have the meanings set forth for such terms in Section 1.1.

          WHEREAS, the Lender is willing to provide the Borrower a term loan facility to fund pre-delivery deposit payments by the Borrower under the Purchase Agreement in respect of up to four Boeing 737-7BX aircraft on the terms and subject to the conditions hereof;


          NOW, THEREFORE, the Borrower and the Lender agree as follows:

                                  ARTICLE I.

                                  DEFINITIONS
                                  -----------

          SECTION 1.1.  Defined Terms.  As used in this Agreement, the
                        --------------
following terms shall have the meanings specified below:

          "Affiliate" means, when used with respect to a specified Person,
           ---------
another Person that directly, or indirectly through one or more intermediaries, controls or is controlled by or is under common control with the Person specified. For purposes of this definition, "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities, by contract or otherwise, and "controlling" and "controlled" shall have meanings correlative thereto.

          "Agreement" means this Loan Agreement, as it may be amended, restated,
           ---------
supplemented or otherwise modified from time to time in accordance with the terms hereof.

          "Agreement Date" means the date as of which this Agreement is dated.
           --------------

          "Aircraft" means each of the first four Boeing 737-7BX aircraft
           --------
delivered under the Purchase Agreement, expected to bear Manufacturer's serial numbers 30736, 30737, 30738 and 30739, with a current specification for MTOW of 133,000 lbs. to be manufactured by the Manufacturer and delivered to the Borrower on the terms and in the condition set forth in the Purchase Agreement, in each case together with two (2) installed CFM56-7B20 engines to be manufactured by CFM International and any and all buyer furnished equipment.

          "Aircraft Sale" has the meaning specified in Section 6.1.
           -------------

          "Applicable Margin" means *%.
           -----------------

          "Availability Period" means, with respect to an Aircraft, the period
           -------------------
from and including the Effective Date to and including the earliest of (i) the actual date the final Deposit Payment becomes due and payable with respect to such Aircraft, (ii) last scheduled Deposit Payment date set forth on Schedule I hereto with respect to such Aircraft (as such scheduled date may be adjusted in accordance with the terms of the Purchase Agreement and Section 6.1 hereof) and
(iii) April 30, 2001.

          "Borrower" means Midway Airlines Corporation, a Delaware corporation.
           --------

          "Borrowing" has the meaning specified in Section 2.2.
           ---------

          "Borrowing Date" means, with respect to any Loan, any Business Day
           --------------
specified by the Borrower pursuant to Section 2.2 as a date on which the Borrower requests the Lender to make such Loan.

          "Business Day" means a day on which commercial banks in New York City
           ------------
or Charlotte, North Carolina are not authorized or required by law to close.

          "Certificated Air Carrier" means an "air carrier" within the meaning
           ------------------------
of the Transportation Code that is a "citizen of the United States" within the meaning of the Transportation Code and holds both a certificate under Section 41102(a)(1) of the Transportation Code and an air carrier operating certificate issued pursuant to Chapter 447 under the Transportation Code for aircraft capable of carrying ten or more individuals or 6,000 pounds or more of cargo.

          "Code" means the Internal Revenue Code of 1986, as amended.
           ----

          "Collateral" has the meaning specified for such term in the Security
           ----------
Agreement.

          "Commonly Controlled Entity" means an entity, whether or not
           --------------------------
incorporated, which is under common control with the Borrower within the meaning of Section 4001(a) of ERISA or is part of a group which includes the Borrower and which is treated as a single employer under Section 414(b), (c), (m) or (o) of the Code.

          "Consent and Agreement" means the Consent and Agreement to the
           ---------------------
Collateral Assignment of the Purchase Agreement executed by the Borrower, the Manufacturer and the Lender with respect to the Aircraft.

          "Contractual Obligation" means, as to any Person, any provision of any
           ----------------------
security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

          "Default" means (i) any Event of Default and (ii) any event or
           -------
condition which upon notice, lapse of time, or both, would constitute an Event of Default.

----------
 * Confidential treatment has been requested for omitted information. Omitted information has been filed separately with the Commission.

          "Delivery Date" means, with respect to any Aircraft, the date such
           -------------
Aircraft is delivered by the Manufacturer to or at the direction of the Borrower pursuant to the Purchase Agreement.

          "Deposit Payment" means, with respect to any Aircraft, each of seven
           ---------------
predelivery deposit payments due on such Aircraft pursuant to the Purchase Agreement in an amount equal to (i) 1% of the Escalation Estimate Advance Payment Base of such Aircraft (as set forth on Schedule I) payable at the time of the execution of the Purchase Agreement, (ii) 4% of the Escalation Estimate Advance Payment Base of such Aircraft payable 24 months prior to the Scheduled Delivery Date of such Aircraft and (iii) 5% of the Escalation Estimate Advance Payment Base of such Aircraft payable 21, 18, 12, 9 and 6 months prior to the Scheduled Delivery Date of such Aircraft.

          "Dollars" or "$" or "U.S. Dollars" means lawful money of the United
           -------      -      ------------
States of America.

          "Effective Date" means the date on which (i) the Borrower and the
           --------------
Lender shall have executed and delivered a counterpart hereof and (ii) the conditions set forth in Section 4.1 are satisfied by the Borrower or waived by the Lender.

          "Environmental Laws" means any and all foreign, federal, state, local
           ------------------
or municipal, laws, rules, orders, regulations, statutes, ordinances, codes, decrees, requirements of any Governmental Authority or other Requirements of Law regulating, relating to or imposing liability or standards of conduct concerning protection of human health or the environment, as now or at any time hereafter in effect.

          "Environmental Permits" means any and all permits, licenses,
           ---------------------
approvals, registrations, notifications, exemptions and other authorization required under any Environmental Law.

          "ERISA" means the Employee Retirement Income Security Act of 1974, as
           -----
amended.

          "Event of Default" has the meaning specified in Section 8.1.
           ----------------

          "Federal Reserve Board" means the Board of Governors of the Federal
           ---------------------
Reserve System of the United States (or any successor thereto).

          "GAAP" means generally accepted accounting principles as in effect
           ----
from time to time in the United States of America.

          "GECC Agreements" means any aircraft lease agreement, indenture,
           ---------------
participation agreement or other similar agreement (relating to an aircraft) from time to time entered into between a GE Entity, on the one hand, and the Borrower (or any direct or indirect Subsidiary or Affiliate of the Borrower), on the other hand, but only for so long as a GE Entity is a party to such agreement.

          "GE Entity" means General Electric Capital Corporation, GE Capital
           ---------
Aviation Services, Limited, GE Capital Aviation Services, Inc. or Polaris Holding Company (or any direct or indirect Subsidiary or Affiliate of any of the foregoing entities) or any other Person which any of the foregoing entities acts as the manager on the date hereof or any securitization vehicle managed by any of the foregoing entities.

          "Governmental Authority" means any nation or government, any state or
           ----------------------
other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Guaranty Obligation" means, as to any Person, any obligation of (a)
           -------------------
the guaranteeing Person or (b) another Person (including, without limitation, any bank under any letter of credit) to induce the creation of which the guaranteeing Person has issued a reimbursement, counterindemnity or similar obligation, in either case if such obligation is guaranteeing or in effect guaranteeing any Indebtedness, or leases, dividends or other obligations which are substitutes for or equivalents of Indebtedness (the "primary obligations") of any other Person (the "primary obligor") in any manner, whether directly or indirectly, including, without limitation, any obligation of the guaranteeing Person, whether or not contingent, (1) to purchase any such primary obligation or any property constituting direct or indirect security therefor, (2) to advance or supply funds (A) for the purchase or payment of any such primary obligation or (B) to maintain working capital or equity capital of the primary obligor or otherwise to maintain the net worth or solvency of the primary obligor or to enable the primary obligor to pay any of its Indebtedness, (3) to purchase property, securities or services primarily for the purpose of assuring the owner of any such primary obligation of the ability of the primary obligor to make payment of such primary obligation or (4) otherwise to assure or hold harmless the owner of any such primary obligation against loss in respect thereof. The amount of any Guaranty Obligation of any guaranteeing person shall be deemed to be the lower of (x) an amount equal to the stated or determinable amount of the primary obligation in respect of which such Guaranty Obligation is made and (y) the maximum amount for which such guaranteeing Person may be liable pursuant to the terms of the instrument embodying such Guaranty Obligation, unless such primary obligation and the maximum amount for which such guaranteeing Person may be liable are not stated or determinable, in which case the amount of such Guaranty Obligation shall be such guaranteeing Person's maximum reasonably anticipated liability in respect thereof.

          "Hazardous Materials" means any gasoline or petroleum (including crude
           -------------------
oil or any fraction thereof) or petroleum products, asbestos, polychlorinated biphenyls, formaldehyde insulation, and any hazardous toxic substances, materials or wastes, defined or regulated as such in or under or that could result in liability under any Environmental Law applicable in the relevant jurisdiction.

          "Hedging Agreement" means any interest rate currency or commodity
           -----------------
swap, future, option, cap or collar agreement or other similar agreement.

          "Indebtedness" means, as to any Person, without duplication, (i) all
           ------------
obligations of such Person for borrowed money, (ii) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (iii) all obligations of such Person under conditional sale or other title retention agreements relating to property or assets purchased by such Person (other than customary reservations or retentions of title under agreements with suppliers entered into in the ordinary course of business), (iv) all obligations of such Person to pay the deferred purchase price of property or services (other than trade debt incurred in the ordinary course of business), (v) all Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the obligations secured thereby have been assumed, (vi) all Capital Lease obligations of such Person, (vii) all net obligations of such Person in respect of Hedging Agreements, (viii) all obligations (contingent or otherwise) of such Person as an account party in respect of letters of credit and bankers' acceptances and (ix) all Guaranty Obligations of such Person in respect of Indebtedness of other Persons.

          "Indemnified Liabilities" has the meaning specified in Section 9.5.
           -----------------------

          "Insolvency" means, with respect to any Multiemployer Plan, the
           ----------
condition that such Plan is insolvent within the meaning of Section 4245 of ERISA.

          "Insolvent" means pertaining to a condition of Insolvency.
           ---------

          "Interest Payment Date" with respect to any Loan means the first day
           ---------------------
of each calendar month commencing with the first such day occurring after the borrowing of such Loan and ending with the last such day occurring on or before the Maturity Date of such Loan.

          "Lender" means General Electric Capital Corporation, a New York
           ------
corporation.

          "Libor Rate" means, for each day during any particular calendar month,
           ----------
the rate appearing on Page 3750 of the Telerate Service (or on any successor or substitute page of such service, or any successor to or substitute for such service, providing comparable rate quotations, as may be nominated by the British Bankers' Association for purposes of providing quotations of interest rates applicable to Dollar deposits in the London interbank market) as of 11:00 A.M. (London time) two London Banking Days prior to the first day of such calendar month, as the rate for Dollar deposits with a term of one month. In the event that such rate is not so available at such time for any reason, then the "Libor Rate" for such calendar month shall be the interest rate (rounded upward, if necessary, to the next higher 1/16 of 1%) at which deposits in Dollars are offered to The Chase Manhattan Bank in the London interbank market at approximately 11:00 A.M. (London time) two London Banking Days before the first day of such calendar month in an amount approximately equal to the unpaid principal balance of the Loans at such time and for a period of one month.

          "Lien" means (i) any judgment lien or execution, attachment, levy,
           ----
distraint or similar legal process and (ii) any mortgage, pledge, hypothecation, assignment, lien (statutory or other), charge, encumbrance or other security interest of any kind or nature whatsoever (including, without limitation, the interest of the lessor under any capital lease and the interest of the seller under any conditional sale or other title retention agreement).

          "Loan" has the meaning specified in Section 2.1.
           ----

          "Loan Documents" means this Agreement, the Security Agreement, the
           --------------
Consent and Agreement and the Notes.

          "London Banking Day" means a day on which  on which dealings are
           ------------------
carried on in the London interbank market.

          "Manufacturer" means The Boeing Company.
           ------------

          "Manufacturer's Event" means any of the following events or
           --------------------
occurrences:

               (1) any representation or warranty made or deemed made by the Manufacturer in the Consent and Agreement shall be untrue or inaccurate in any material respect on or as of the date made or deemed made;

               (2) the Manufacturer shall default, in any material respect, in the observance or performance of or fail to comply with any covenant, agreement or other term contained in the Consent and Agreement; or

               (3) (i) the Manufacturer shall commence any case, proceeding or other action (a) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (b) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Manufacturer shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Manufacturer any case, proceeding or other action of a nature referred to in clause
          (i) above which (a) results in the entry of an order for relief or any such adjudication or appointment or (b) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Manufacturer any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the

          Manufacturer shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) the Manufacturer shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its respective debts as they become due; or

               (4) the Consent and Agreement shall fail to remain in full force and effect for any reason or the Manufacturer shall so assert in writing.

          "Margin Stock" has the meaning assigned to that term in Regulation T,
           ------------
U or X of the Federal Reserve Board as in effect from time to time.

          "Material Adverse Effect" means a material adverse effect on (i) the
           -----------------------
financial condition of the Borrower and its Subsidiaries on a consolidated basis or (ii) the ability of the Borrower to perform its obligations under this Agreement, any other Loan Document or the Purchase Agreement.

          "Maturity Date" means, with respect to any Loan, the earliest of (i)
           -------------
the Delivery Date of the Aircraft to which such Loan relates, (ii) the thirtieth day (30) after the receipt of notice by the Borrower of the occurrence of any Manufacturer's Event (provided that such Manufacturer's Event is continuing as of such 30th day), (iii) September 30, 2001 or, if a labor strike or similar event occurs at the Manufacturer prior to September 30, 2001 and such strike or event causes the date of delivery under the Purchase Agreement in respect of any of the Aircraft to be delayed, the date which follows September 30, 2001 by the number of days that such strike or event has continued in effect and (iv) December 31, 2001.

          "Maximum Available Amount" means, with respect to an Aircraft, the
           ------------------------
amount set forth on Schedule I hereto as the Maximum Available amount for such Aircraft.

          "Multiemployer Plan" means a Plan which is a multiemployer plan as
           ------------------
defined in Section 4001(a)(3) of ERISA.

          "Non-Excluded Taxes" has the meaning specified in Section 2.11.1.
           ------------------

          "Note" has the meaning specified in Section 2.3.4.
           ----

          "Notice of Borrowing" has the meaning specified in Section 2.2.
           -------------------

          "Obligations" means collectively, the unpaid principal of and interest
           -----------
on the Loans and all other obligations and liabilities of the Borrower under this Agreement and the other Loan Documents (including interest accruing after the maturity of the Loans and interest accruing after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to the Borrower, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement, any other Loan Document or any other document made, delivered or given in connection herewith or therewith, whether on account of principal, interest, fees, indemnities, costs, expenses (including all fees, charges and disbursements of counsel to the Lender that are required to be paid or reimbursed by the Borrower pursuant hereto or any other Loan Document) or otherwise.

          "Officer's Certificate" means a certificate signed by a Responsible
           ---------------------
Officer of the Borrower.

          "Other Taxes" means any and all present or future stamp or documentary
           -----------
taxes or any other excise or property taxes, charges or similar levies arising from any payment made hereunder or from the execution, delivery or enforcement of, or otherwise with respect to, this Agreement.

          "PBGC" means the Pension Benefit Guaranty Corporation established
           ----
pursuant to Subtitle A of Title 10 of ERISA (or any successor).

          "Person" means any natural person, corporation, business trust, joint
           ------
venture, association, company, limited liability company and partnership and any government (including any agency or political subdivision thereof).

          "Permitted Liens" has the meaning given to such term in the Security
           ---------------
Agreement.

          "Plan" means at a particular time, any "employee pension plan" (within
           ----
the meaning of Section 3 of ERISA) which is covered by ERISA and in respect of which the Borrower or a Commonly Controlled Entity is (or, if such plan were terminated at such time, would under Section 4069 of ERISA be deemed to be) an "employer" as defined in Section 3(5) of ERISA.

          "Prime Rate" means the prime commercial lending rate of The Chase
           ----------
Manhattan Bank in New York, New York, as publicly announced to be in effect from time to time, such rate to be adjusted automatically, without notice, on the effective date of any change in such rate.

          "Purchase Agreement" means the Purchase Agreement No. 2235, dated June
           ------------------
11, 1999, between the Borrower and the Manufacturer (including all exhibits, schedules and annexes thereto) together with all letter and other agreements entered into that by their terms constitute part of such Purchase Agreement, amend, modify or supplement any term thereof relating to any Aircraft or otherwise relate to any Aircraft, in each case as amended in accordance with the terms thereof and hereof, excluding, however, for all purposes of this Agreement and the other Loan Documents, letter agreements 6-1162-CPJ-308 and 6-1162-CPJ-311.

          "Release" means any release, spill, emission, leaking, pumping,
           -------
injection, deposit, disposal, discharge, dispersal, leaching or migration of Hazardous Materials into the indoor or outdoor environment, including, without limitation, the movement of Hazardous Materials through ambient air, soil, surface water, ground water, wetlands, land or subsurface strata.

          "Reorganization" means with respect to any Multiemployer Plan, the
           --------------
condition that such plan is in reorganization within the meaning of Section 4241 of ERISA.

          "Reportable Event" means any reportable event as defined in Section
           ----------------
4043(c) of ERISA or the regulations issued thereunder with respect to a Plan (other than a Plan maintained by a Commonly Controlled Entity which is considered a Commonly Controlled Entity only pursuant to subsection (m) or (o) of Section 414 of the Code).

          "Requirement of Law" means any law, treaty, rule or regulation or
           ------------------
determination of an arbitrator or a court or other Governmental Authority.

          "Responsible Officer" means any corporate officer of the Borrower who,
           -------------------
in the normal performance of his or her operational responsibilities, with respect to the subject matter of any covenant, agreement or obligation of the Borrower pursuant to any Loan Document or the Purchase Agreement, would have responsibility for and knowledge of such matter and the requirements of any Loan Document or the Purchase Agreement with respect thereto.

          "Scheduled Delivery Date" means, with respect to any Aircraft, the
           -----------------------
scheduled delivery date set forth on Schedule I hereto with respect to such Aircraft (as such scheduled delivery date may be adjusted in accordance with the terms of the Purchase Agreement and Section 6.1 hereof).

          "SEC" means the Securities and Exchange Commission of the United
           ---
States and any successor agencies or authorities.

          "Security Agreement" means that certain Security Agreement and
           ------------------
Collateral Assignment of Purchase Agreement dated as of the Agreement Date between the Borrower and the Lender.

          "Single Employer Plan" means any Plan which is covered by Title IV of
           --------------------
ERISA, but which is not a Multiemployer Plan.

          "Special Default" means failure by the Borrower (or any direct or
           ---------------
indirect Subsidiary, Affiliate or successor of the Borrower) to pay any amount of any rent (including supplemental rent substantially consistent with, except for specific amounts, the definition for Supplemental Rent as defined herein) or other amounts due and payable to a GE Entity under any of the GECC Agreements after the expiration of any applicable cure period.

          "Subsidiary" means, as to any Person, a corporation, partnership,
           ----------
limited liability company or other entity of which shares of stock or other ownership interests having ordinary voting power to elect a majority of the Board of Directors or other managers of such corporation, partnership or other entity are at the time owned, or the management of which is otherwise controlled, directly or indirectly through one or more intermediaries, or both, by such Person.

          "Transportation Code" means Subtitle VII of Title 49 of the United
           -------------------
States Code, as in effect on the Agreement Date and as modified or amended thereafter, or any successor or substituted legislation at the time in effect and applicable.

          "Underfunding" means an excess of all accrued benefits under a Plan
           ------------
(based on the assumptions used to fund such Plan), determined as of the most recent valuation date, over the value of the assets of such Plan allowable to such accrued benefits.

          "Year 2000 Compliance" has the meaning specified in Section 3.17.
           --------------------

          SECTION 1.2.  Other Definitional Provisions.
                        -----------------------------

          1.2.1.  Accounting Terms.  As used herein and in the other Loan
                  ----------------
Documents, and any certificate or other document made or delivered pursuant hereto to thereto, accounting terms not defined in Section 1.1 shall have the respective meanings given to them under GAAP.

          1.2.2.  Miscellaneous.  The words "hereof", "herein" and "hereunder"
                  -------------
and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms. All references to statutes and related regulations shall include any amendments of the same and any successor statutes and regulations. All references to any instruments or agreements (including the Loan Documents) shall include any and all amendments, supplements and modifications thereto.

                                  ARTICLE II.

                           AMOUNT AND TERMS OF LOANS
                           -------------------------

          SECTION 2.1.   Loans.  Subject to the terms and conditions of
                         ------
this Agreement, with respect to each Aircraft, the Lender agrees to make a term loan or loans (each, a "Loan" and, together with Loans relating to any Aircraft,
                        ----
collectively, the "Loans") to the Borrower from time to time during the
                   -----
Availability Period for such Aircraft in an aggregate principal amount not exceeding the Maximum Available Amount for such Aircraft; provided that the
                                                          --------
Lender shall not be obligated to make any Loan if, after giving effect to the making of such Loan, the aggregate principal amount of all Loans extended on or prior to such time would exceed $*. Amounts borrowed under this Agreement and subsequently repaid or prepaid may not be reborrowed.

          SECTION 2.2.  Procedure for Borrowing.  Subject to the terms and
                        -----------------------
conditions of this Agreement, the Borrower may borrow Loans during the applicable Availability Period on any Business Day; provided that the Lender
                                                    --------
shall have received from the Borrower a notice of borrowing (the "Notice of
                                                                  ---------
Borrowing") substantially in the form of Exhibit A, requesting such borrowing
---------
(each, a "Borrowing").  The Borrower may borrow Loans on the same Business Day
          ---------
for different Aircraft. Each such Notice of Borrowing shall constitute the Borrower's irrevocable commitment to make the Borrowing requested therein and shall specify (i) the Aircraft to which such proposed Borrowing relates, (ii) the amount of the proposed Borrowing (which amount shall equal the then aggregate amount of the Deposit Payments then due and owing (including previously deferred amounts) to the Manufacturer under the Purchase Agreement for such Aircraft plus, in the case of the initial Borrowing hereunder the aggregate amount of Deposit Payments previously advanced by the Borrower to the Manufacturer under the Purchase Agreement with respect to such Aircraft (less $1,000,000 per Aircraft)), (iii) the proposed Borrowing Date (which shall be a Business Day and which shall not be earlier than the date such amounts are due under the Purchase Agreement) and (iv) disbursement instructions (which disbursements shall be made by the Lender directly to the Manufacturer other than, with respect the initial Borrowing hereunder, amounts disbursed to the Borrower in reimbursement of previously funded Deposit Payments). In addition, to be effective, each such Notice of Borrowing (other than with respect to the initial Borrowing hereunder) must be received by the Lender prior to 12:00 Noon, New York City time, three (3) Business Days prior to the requested Borrowing Date. The Lender shall cause the proceeds of each Loan to be available in immediately available funds for the account of the Borrower (or on its behalf) prior to 12:30 p.m., New York City time, on the Borrowing Date requested by the Borrower. The Lender shall cause such proceeds to be made available hereunder to the Manufacturer or the Borrower in connection with each Borrowing in the manner specified in the Notice of Borrowing by the Borrower. The Borrower agrees that the actual transfer of the proceeds of a Loan to the bank designated by the Borrower for credit to the Manufacturer's or the Borrower's account (as applicable) maintained at such bank shall constitute conclusive evidence that the Loan was made, and neither the failure of the Lender to endorse on the schedule attached to any Note the amount of such Loan, nor any failure of the bank designated by the Borrower to credit proceeds of a Loan to the Manufacturer's or the Borrower's account (as applicable) maintained at such bank, nor any failure of the Manufacturer to credit proceeds of a Loan to the account of the Borrower maintain on the books and records of the Manufacturer, shall affect the Borrower's obligations hereunder.

          SECTION 2.3.  Repayment of Loans; Evidence of Debt.
                        ------------------------------------

----------
 * Confidential treatment has been requested for omitted information. Omitted information has been filed separately with the Commission.

          2.3.1.  Maturity Date of Loans.  The Borrower hereby unconditionally
                  ----------------------
promises to pay to the Lender the then outstanding principal amount of each Loan on the Maturity Date applicable to such Loan.

          2.3.2.  Maintenance of Account(s).  The Lender shall maintain in
                  -------------------------
accordance with its usual practice an account or accounts evidencing indebtedness of the Borrower to the Lender resulting from each Loan from time to time, including the Aircraft to which such Loan relates and the amounts of principal and interest payable thereon and paid to the Lender from time to time.

          2.3.3.  Evidence of Obligations.  The accounts of the Lender
                  -----------------------
maintained pursuant to Section 2.3.2 shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations of the Borrower therein recorded and the Aircraft to which such Loan relates; provided that the failure of the Lender to maintain any such account,
         --------
or any error therein, shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by the Lender in accordance with the terms of this Agreement.

          2.3.4.  Notes.  The Borrower agrees that, upon the request by the
                  -----
Lender, the Borrower shall execute and deliver to the Lender one or more promissory notes of the Borrower (in the principal amounts requested by the Lender) further evidencing the Loans, substantially in the form of Exhibit B with appropriate insertions as to date and principal amount (each, a "Note").
                                                                      ----
The Lender is hereby authorized to record the date and amount of each Loan made by the Lender and the date and amount of each payment or prepayment of principal thereof, on the schedule (or continuation of the schedule) annexed to or constituting a part of such Note, and any such recordation shall, to the extent permitted by applicable law, be prima facie evidence of the accuracy of the information so recorded; provided that the failure of the Lender to make any
                         --------
such recordation (or error therein) shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by the Lender in accordance with the terms of this Agreement.

          SECTION 2.4.  Use of Proceeds.  The proceeds of each Loan shall
                        ---------------
be used by the Borrower solely to make Deposit Payments due to the Manufacturer under the Purchase Agreement in respect of the Aircraft to which such Loan relates (or, in the case of the initial Borrowing, to reimburse the Borrower for such Deposit Payments previously made by the Borrower).

          SECTION 2.5.  Optional and Mandatory Prepayments.
                        ----------------------------------

          2.5.1.  Optional Prepayment.  The Borrower may at any time and from
                  -------------------
time to time prepay Loans, in whole or in part, upon at least three Business Day's irrevocable notice to the Lender, specifying the date and amount of prepayment and the Aircraft to which such prepayment relates. If any such notice is given, the amount specified in such notice shall be due and payable on the date specified therein. For purposes hereof, prepayments of any Loans which do not prepay in full all Loans then outstanding with respect to an Aircraft shall be deemed a partial prepayment of such Loans. Partial prepayments of Loans shall be in an aggregate principal amount of $500,000 or a whole multiple of $50,000 in excess thereof.

          2.5.2. Mandatory Prepayments.
                 ---------------------

          (i) Upon the consummation of any Aircraft Sale, the aggregate outstanding principal amount of the Loans relating to such Aircraft shall become immediately due and payable.

          (ii) Upon the termination of the Purchase Agreement with respect to any Aircraft for any reason whatsoever, the aggregate outstanding principal amount of the Loans relating to such Aircraft shall become immediately due and payable.

          (iii) In the event that the Manufacturer refunds any amounts under the Purchase Agreement relating to payments made thereunder for which proceeds of any Borrowing were used to pay (or to reimburse the Borrower) or otherwise relating to any Aircraft, a principal amount of the Loans relating to such Aircraft equal to such refund shall become immediately due and payable.

          2.5.3. Unpaid Interest Upon Prepayment.  Each prepayment of Loans
                 -------------------------------
pursuant to this Section 2.5 shall be accompanied by the Borrower's payment of unpaid interest on the amount prepaid, accrued to the date of prepayment.

          SECTION 2.6.  Interest Rates and Payment Dates.
                        --------------------------------

          2.6.1. Loans.  The Borrower hereby agrees to pay interest on the
                 -----
unpaid principal amount of the Loans from time to time outstanding from the date the proceeds thereof are made available to (or on behalf of) the Borrower until payment in full thereof at the rates per annum, and on the dates, set forth in this Section 2.6. Subject to Section 2.6.2, each Loan shall bear interest for each day that it is outstanding at a rate per annum equal to the Libor Rate for the applicable period plus the Applicable Margin.
                      ----

          2.6.2. Default.  Notwithstanding the foregoing, if all or a portion of
                 -------
(i) the principal amount of any Loan, (ii) any interest payable thereon or (iii) any other amount payable hereunder or under any other Loan Document shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest for each from the date of such non-payment until such amount is paid in full (after as well as before judgment) at a rate per annum equal to the Libor Rate determined for such day plus the Applicable Margin plus three percent (3%).

          2.6.3. Interest Payment Dates.  Interest on each Loan shall be payable
                 ----------------------
in arrears on each Interest Payment Date, upon any prepayment of such Loan (to the extent accrued on the amount being prepaid) and at maturity; provided that
                                                                 --------
interest accruing pursuant to Section 2.6.2 shall be payable from time to time on demand.

          SECTION 2.7.  Computation of Interest.
                        -----------------------

          2.7.1. Calculation of Interest.  Interest shall be calculated on the
                 -----------------------
basis of a 360-day year for the actual days elapsed. The Lender shall as soon as practicable notify the Borrower of each determination of the Libor Rate.

          2.7.2. Determination by Lender Binding.  Each determination of the
                 -------------------------------
Libor Rate by the Lender pursuant to any provision of this Agreement shall be conclusive and binding on the Borrower in the absence of manifest error. The Lender shall deliver to the Borrower a statement showing in reasonable detail the quotations and calculations used by the Lender in determining any Libor Rate at least five Business Days prior to each Interest Payment Date; provided that any failure of the Lender to deliver such statement shall not alter the Borrower's obligations hereunder (including without limitation to pay such interest on such Interest Payment Date).

          SECTION 2.8.  Inability to Determine Libor Rate; Illegality.  If the
                        ---------------------------------------------
Lender at any time makes a determination (which determination shall be conclusive and binding upon the Borrower) with respect to any interest period that (i) by reason of circumstances affecting the relevant market generally, adequate and reasonable means do not exist for ascertaining the Libor Rate for such interest period as provided herein or (ii) any change in any Requirement of Law or in the interpretation or application thereof shall make it unlawful for the Lender to make or maintain any Loans based on the Libor Rate as contemplated by this Agreement, the Lender shall give notice of such determination to the Borrower, whereupon the Borrower and the Lender shall enter into negotiations in good faith with a view to establishing a satisfactory alternative basis for computing interest on the Loans. If the Borrower and the Lender agree upon such an alternative basis on or before the tenth day after that notice is given to the Borrower, interest shall accrue on the Loans in accordance with that alternative basis. If the Borrower and the Lender fail to agree on such an alternative basis on or before the date specified above in this Section, for so long as clause (i) or (ii) remains applicable, interest shall accrue on the Loans at the rate of the Prime Rate plus one percent (1%).

          SECTION 2.9.  Payments.
                        --------

          2.9.1. Payments in Immediately Available Funds.  All payments
                 ---------------------------------------
(including prepayments) to be made by the Borrower hereunder, whether on account of principal, interest or otherwise, shall be made without set-off, defense or counterclaim and shall be made prior to 12:30 p.m., New York City time, in Dollars in immediately available funds on the due date thereof to the Lender at its account at Bankers Trust Company, New York, New York (ABA No. 021-001-033), for credit to the GECC T&I Depository Account, Account No. 50-255-888,
Reference: Midway, or to such other account as the Lender shall specify in a notice to the Borrower.

          2.9.2. Payment Due on Non-Business Day.  If any payment on a Loan
                 -------------------------------
becomes due and payable on a day other than a Business Day, the maturity of such payment shall be extended to the next succeeding Business Day (and, with respect to payments of principal, interest thereon shall be payable at the then applicable rate during such extension).

          SECTION 2.10. Requirements of Law.
                        -------------------

          2.10.1.  Compensation for Increased Costs.  If the adoption of or any
                   --------------------------------
change in any Requirement of Law or in the interpretation or application thereof or compliance by the Lender with any request or directive (whether or not having the force of law) from any central bank or other Governmental Authority, made subsequent to the date hereof:

          (i) shall impose, modify or hold applicable any reserve, special deposit, compulsory loan or similar requirement against assets held by, deposits or other liabilities in or for the account of, advances, loans or other extensions of credit by, or any other acquisition of funds by, the Lender which is not otherwise included in the determination of the Libor Rate hereunder; or

          (ii) imposes any other condition on the Lender or its obligations hereunder;

and the result of any of the foregoing is to increase the cost to the Lender, by an amount which the Lender deems to be material, of making or maintaining the Loans, or to reduce any amount receivable hereunder in respect thereof, then, in any such case, after submission by the Lender to the Borrower of a written request therefor (which writing shall also state that such request is consistent with the Lender's treatment of similar borrowers of the Lender having similar provisions generally in their agreements with the Lender), the Borrower shall promptly pay to the Lender such additional amount or amounts on an after-tax basis as shall compensate the Lender for such increased cost or reduced amount receivable.

          2.10.2.  Capital Adequacy.  If the Lender shall have determined that
                   ----------------
the adoption of or any change in any Requirement of Law regarding capital adequacy or in the interpretation or application thereof or compliance by the Lender or any corporation controlling the Lender with any request or directive regarding capital adequacy (whether or not having the force of law) from any Governmental Authority made subsequent to the date hereof shall have the effect of reducing the rate of return on the Lender's or such corporation's capital as a consequence of its obligations hereunder to a level below that which the Lender or such corporation could have achieved but for such adoption, change or compliance (taking into consideration the Lender's or such corporation's policies with respect to capital adequacy) by an amount deemed by the Lender to be material, then from time to time, after submission by the Lender to the Borrower of a written request therefor (which writing shall also state that such request is consistent with the Lender's treatment of similar borrowers of the Lender having similar provisions generally in their agreements with the Lender), the Borrower shall promptly pay to the Lender such additional amount or amounts on an after-tax basis as shall compensate such Lender for the reduction.

          2.10.3.  Calculations; Survival.  A certificate as to any additional
                   ----------------------
amounts payable pursuant to this Section 2.10 submitted by the Lender to the Borrower shall be conclusive in the absence of manifest error. The obligations under this Section
2.10 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          2.10.4.  Mitigation.  In the event that the Lender becomes entitled to
                   ----------
compensation pursuant to this Section, the Lender will take reasonable steps to eliminate or minimize such increased cost or capital expense and designate a different lending office if, in the sole opinion of the Lender, such steps or designation will avoid the need for, or reduce the amount of, such compensation and will not be otherwise disadvantageous to the Lender.

          SECTION 2.11. Taxes.
                        -----

          2.11.1.  Payments.  All payments made by the Borrower under this
                   --------
Agreement and the other Loan Documents shall be made free and clear of, and without deduction or withholding for or on account of, any present or future income, stamp or other taxes, levies, imposts, duties, charges, fees, deductions or withholdings, now or hereafter imposed, levied, collected, withheld or assessed by any Governmental Authority ("Taxes"), excluding net income taxes (including branch profits and minimum taxes) and franchise taxes but only those that are in the nature of net income taxes imposed on the Lender as the result of a present or former connection between the Lender and the jurisdiction of the Governmental Authority imposing such tax or any political subdivision or taxing authority thereof or therein ("Non-Excluded Taxes"). If any such Non-Excluded
                               ------------------
Taxes or Other Taxes are required to be withheld from any amounts payable to the Lender hereunder, the amounts so payable to the Lender shall be increased to the extent necessary so that after making all required withholdings, the Lender receives on an after-tax basis, amounts equal to the amounts payable hereunder at the rates or in the amounts specified in this Agreement had no such withholdings been made.

          2.11.2.  Other Taxes and Non-Excluded Taxes.  In addition, the
                   ----------------------------------
Borrower shall pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law and indemnify and hold the Lender harmless on an after-tax basis from and against Other Taxes and Non-Excluded Taxes.

          2.11.3.  Receipt for Payment of Taxes; Survival.  Whenever any Non-
                   --------------------------------------
Excluded Taxes or Other Taxes are payable by the Borrower, as promptly as possible thereafter, the Borrower shall send to the Lender a certified copy of an original official receipt received by the Borrower showing payment thereof. If the Borrower fails to pay any Non-Excluded Taxes or Other Taxes when due to the appropriate taxing authority or fails to remit to the Lender the required receipts or other required documentary evidence, the Borrower shall indemnify the Lender on an after-tax basis for any Taxes, interest or penalties that may become payable by the Lender as a result of any such failure and any reasonable costs and expenses related thereto. The obligations under this Section 2.11 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder. If the Lender receives a refund in respect of any Non-excluded Taxes or Other Taxes for which the Lender has received payment from the Borrower under this Section, it shall promptly notify the Borrower of such refund and shall, within 30 days after receipt of a request by the Borrower, repay such refund to the Borrower, net of all related expenses, costs or other charges of the Lender, provided that the Borrower, upon the request of the Lender agrees to and shall promptly return such refund (plus penalties, interest or other charges and any related expenses) to the Lender in the event the Lender is required to repay such refund.

          SECTION 2.12.  Indemnity.  The Borrower agrees to indemnify the
                         ---------
Lender, its affiliates and their respective directors, officers, agents, employees and attorneys-in-fact (each, an "Indemnitee") and hold each Indemnitee
                                           ----------
harmless from and against any and all liabilities, losses, damages, costs and expenses of any kind, including, without limitation, the reasonable fees and disbursements of counsel, which may be incurred by such Indemnitee in connection with any investigative, administrative or judicial proceeding (whether or not such Indemnitee shall be designated a party thereto) relating to or arising out of this Agreement, the other Loan Documents, the Purchase Agreement or any Aircraft, the transactions contemplated hereby or thereby or any actual or proposed use of proceeds of Loans hereunder. No Indemnitee shall have the right to be indemnified hereunder for such Indemnitee's own gross negligence or willful misconduct as determined by a court of competent jurisdiction. The obligations under this Section 2.12 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          SECTION 2.13.  Funding Losses.  In the event that (i) the Borrower
                         --------------
makes any prepayment of any Loan (whether voluntary or mandatory) other than a prepayment made on any Interest Payment Date which is made after proper notice thereof is given in accordance with the terms hereof (it being understood and agreed that payments of principal which become due and payable on a Maturity Date are not prepayments hereunder), (ii) the Borrower fails to make a borrowing after giving a notice requesting the same, or (iii) the Borrower fails to repay any Loan on the due date thereof or to prepay any Loan after notice has been given to the Lender thereof, the Borrower shall reimburse the Lender promptly after demand for any resulting loss or expense incurred by the Lender (or its affiliates), any loss incurred in obtaining, liquidating or employing deposits from third parties, but excluding loss of margin for the period after any such payment or failure to borrow or prepay. Such loss shall include an amount equal to the excess, if any, of (i) the amount of interest that would have accrued on the amount so prepaid, or not so borrowed, for the period from the date of such prepayment or of such failure to borrow to the last day of such Interest Period (or, in the case of a failure to borrow, the Interest Period that would have commenced on the date of such failure) in each case at the applicable rate of interest for such Loans provided for herein (excluding, however, the Applicable Margin included therein, if any) over (ii) the amount of interest (as reasonably
                                 ----
determined by the Lender) that would have accrued to the Lender on such amount by placing such amount on deposit for a comparable period with leading banks in the interbank eurodollar market. A certificate of the Lender delivered to the Borrower setting forth in reasonable detail the calculation of the amount of such loss or expense shall be conclusive in the absence of manifest error. The obligations under this Section 2.13 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

                                 ARTICLE III.

                        REPRESENTATIONS AND WARRANTIES
                        ------------------------------

          To induce the Lender to enter into this Agreement and to make the Loans, the Borrower represents and warrants to the Lender that:

          SECTION 3.1. Financial Condition.  (i) The audited consolidated
                       -------------------
balance sheet of the Borrower with respect to the Borrower's most recent fiscal year included in the Borrower's most recent Annual Report on Form 10-K, as amended, filed by the Borrower with the SEC, and the related consolidated statements of operations and cash flows for the period then ended have been prepared in accordance with generally accepted accounting principles in the United States and fairly present in all material respects the financial condition of the Borrower and its consolidated Subsidiaries as of such date and the results of its operations and cash flows for such period, and since the date of such balance sheet, there has been no material adverse change in such financial condition or operations of the Borrower, except for matters disclosed in (a) the financial statements referred to above, (b) any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by the Borrower with the SEC on or prior to the date hereof, or (c) otherwise disclosed in writing by the Borrower to the Lender or otherwise disclosed in a press release prior to the date hereof; and (ii) the financial statements of the Borrower as of September 30, 1999 fairly represent the financial condition of the Borrower for the fiscal period then ended in accordance with generally accepted accounting principles in the United States consistently applied (except as otherwise stated in the notes thereto).

          SECTION 3.2. No Adverse Change.  Except (a) for matters disclosed in
                       -----------------
the financial statements referred to in Section 3.1 above, (b) for matters disclosed in any subsequent Quarterly Report on Form 10-Q or Current Report on Form 8-K filed by the Borrower with the SEC on or prior to the date hereof or
(c) otherwise disclosed in writing by the Borrower to the Lender prior to the date hereof or otherwise disclosed in a press release prior to the date hereof, since December 31, 1998, there has been no development or event which has had a Material Adverse Effect.

          SECTION 3.3. Corporate Existence; Compliance with Law.  Each of the
                       ----------------------------------------
Borrower and its Subsidiaries (i) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (ii) has the corporate or other power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged, (iii) is duly qualified as a foreign corporation or other entity and is in good standing under the laws of each jurisdiction where its ownership, lease or operation of property or the conduct of its business requires such qualification, except to the extent that the failure to qualify or be in good standing could not reasonably be expected to result in a Material Adverse Effect, (iv) is in compliance with all Requirements of Law, except to the extent that the failure to comply therewith could not reasonably be expected to result in a Material Adverse Effect and (v) is in compliance with its certificate of incorporation, by-laws and other organizational documents. The Borrower has its principal place of business and chief executive office (as such terms are used in Article 9 of the Uniform Commercial Code) in Morrisville, North Carolina at the address set forth in Section 9.2.

          SECTION 3.4. Corporate Power; Authorization; Enforceable Obligations.
                       -------------------------------------------------------
The Borrower has the corporate and all other power and authority, and the legal right, to execute, deliver and perform the Loan Documents and the Purchase Agreement and to consummate the transactions contemplated thereby. The Borrower has taken all necessary corporate and other action to authorize the execution, delivery and performance of the Loan Documents, the Purchase Agreement and the Borrowings hereunder. No consent or authorization of, filing with, notice to, or other act by or in respect of, any Governmental Authority or any other Person is required with respect to the Borrower or any of its Subsidiaries in connection with the transactions contemplated by, or the execution, delivery, performance, validity or enforceability of, the Loan Documents or the Purchase Agreement, except for consents, filings, notices, authorizations or approvals which have been obtained and are in full force and effect. This Agreement has been, and each other Loan Document has been or when executed pursuant hereto shall be, duly executed and delivered on behalf of the Borrower. This Agreement and each other Loan Document constitute, or when executed pursuant hereto shall constitute, a legal, valid and binding obligation of the Borrower enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

          SECTION 3.5. Violation.  The execution, delivery and performance of
                       ---------
the Loan Documents and the Purchase Agreement, the Borrowings hereunder and the use of the proceeds thereof (i) do not and will not (a) violate any material Requirement of Law applicable to, or material Contractual Obligation of, the Borrower, or any of its Subsidiaries or (b) the respective certificate of incorporation, by-laws or other organizational documents of the Borrower or any of its Subsidiaries, and (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or Contractual Obligation (other than the security interest created by the Security Agreement).

          SECTION 3.6. No Material Litigation.  No litigation, investigation or
                       ----------------------
proceeding of or before any arbitrator or Governmental Authority is pending or, to the knowledge of the Borrower, threatened by or against the Borrower, or any of its Subsidiaries or against any of their respective properties or revenues
(i) with respect to any of the Loan Documents or the Purchase Agreement or any of the transactions contemplated hereby or thereby or (ii) except for matters disclosed in (a) the financial statements referred to in Section 3.1 above, (b) any subsequent Quarterly Report on Form 10-Q or Current

Report on Form 8-K filed by the Borrower with the SEC on or prior to the date hereof or (c) otherwise disclosed in writing by the Borrower to the Lender prior to the date hereof, which could reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.7.  No Default.  Neither the Borrower nor any of its
                        ----------
Subsidiaries is in default under, or with respect to, any of their respective Contractual Obligations in any respect which could reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.8.  Ownership of Property; Liens.  Each of the Borrower
                        ----------------------------
and its Subsidiaries has good record and marketable title in fee simple to, or a valid leasehold interest in, all of its material real property, and good title to, or a valid leasehold interest in, all its other material property.

          SECTION 3.9.  Purchase Agreement.  (i) The Purchase Agreement has
                        ------------------
been duly authorized, executed and delivered by the Borrower and constitutes a legal, valid and binding obligation of the Borrower enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (ii) the Purchase Agreement is in full force and effect, (iii) neither the Borrower nor, to the best knowledge of the Borrower, any other party thereto is in default in the performance of any term or condition of the Purchase Agreement, (iv) Schedule I hereto sets forth in full and accurate detail, with respect to each Aircraft, (a) the aggregate amount of pre-delivery deposit payments made by the Borrower prior to the date hereof (net of any and all refunds and credits received from the Manufacturer prior to the date hereof) with respect to such Aircraft, (b) the scheduled dates and amounts of each Deposit Payment due with respect to such Aircraft after the date hereof, (c) the scheduled delivery date for such Aircraft and (d) the aggregate purchase price of such Aircraft, in each case as provided for in the Purchase Agreement as in effect on the date hereof (without giving effect to any Deposit Payments), and
(v) assuming that each Aircraft is delivered on its Delivery Date in the condition required by the terms of the Purchase Agreement, each of the Aircraft shall be in such condition as is necessary to be certified by the FAA as to type and airworthiness and to meet the requirements necessary to obtain an airworthiness certificate under the Transportation Code.

          SECTION 3.10. Taxes.  Each of the Borrower and its Subsidiaries has
                        -----
filed or caused to be filed all U.S. (federal, state and local) tax returns and all other tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessments made against it or any of its property and all other taxes, fees or other charges imposed on it or any of its respective property by any Governmental Authority (other than any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided on the books of the Borrower), except where the failure to file and pay any such taxes, fees or other charges, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect. There is no ongoing audit or, to the knowledge of the Borrower, other investigation by any Government Authority of the tax liability of the Borrower or any of its Subsidiaries and there is no unresolved claim by a taxing authority concerning the Borrower's tax liability, for any period for which returns have been filed or were due, that, in either case, could result in liability of the Borrower which could reasonably be expected to have a Material Adverse Effect.

          SECTION 3.11. Federal Margin Regulations.  Neither the Borrower nor
                        --------------------------
any of its Subsidiaries owns or is engaged principally, or as one its important activities, in the business of extending credit for the purpose of purchasing or carrying any Margin Stock. No part of the proceeds of any Loans shall be used for purchasing or carrying any Margin Stock for any purpose which violates the provisions of the Regulations of the Federal Reserve Board or any similar rule of any other Governmental Authority.

          SECTION 3.12. Labor Matters.  There are no strikes or other labor
                        -------------
disputes against the Borrower or any of its Subsidiaries pending or, to the knowledge of the Borrower, threatened that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.13. ERISA.  Neither a Reportable Event nor an accumulated
                        -----
funding deficiency (within the meaning of Section 412 of the Code or Section 302 of ERISA) has occurred with respect to any Plan, and each Plan has complied in all material respects with the applicable provisions of ERISA and the Code. No termination of a Single Employer Plan has occurred and no Lien in favor of PBGC or a Plan has arisen. The present value of all accrued benefits under each Single Employer Plan (based on those assumptions used to fund such Plans) did not, as of the most recent annual valuation date, exceed the value of the assets of such Plan allocable to such accrued benefits by a material amount. Neither the Borrower nor any Commonly Controlled Entity has had a complete or partial withdrawal from any Multiemployer Plan which could reasonably be expected to result in a material liability under ERISA. Neither the Borrower nor any Commonly Controlled Entity would become subject to any material liability under ERISA if the Borrower or any such Commonly Controlled Entity were to withdraw completely from all Multiemployer Plans as of the most recent annual valuation date. No such Multiemployer Plan is in Reorganization or is Insolvent.

          SECTION 3.14. Investment Company Act; Other Regulations.  The
                        -----------------------------------------
Borrower is not an "investment company", or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended. The Borrower is not subject to any other law or regulation which limits its ability to incur the Indebtedness incurred or to be incurred by it under the Loan Documents.

          SECTION 3.15. Environmental Matters.  Except with regard to any of the
                        ---------------------
following that, individually or in the aggregate, could not reasonably be expected to result in a Material Adverse Effect:

     (i) the Borrower and each of its Subsidiaries has obtained all permits, licenses and other authorizations required under all applicable Environmental Laws to carry on its business as now being or as proposed to be conducted;

     (ii) each of such permits, licenses and authorizations is in full force and effect, and the Borrower and each of its Subsidiaries is in compliance with the terms and conditions thereof and is also in compliance with all other limitations, restrictions conditions, standards, prohibitions, requirements, obligations, schedules and timetables contained in any applicable Environmental Law or in any regulation, code, plan, order, decree, judgment, injunction, notice or demand letter issued, entered, promulgated or approved thereunder; and

     (iii) no notice, notification, demand, request for information, citation, summons or order has been issued, no complaint has been filed, no penalty has been assessed and no investigation or review is pending or (to the knowledge of the Borrower) threatened by any governmental or other entity with respect to any alleged failure by the Borrower or any of its Subsidiaries to have any permit, license or other authorization required under any applicable Environmental Law, or to be in compliance with any Environmental Law, in connection with the conduct of the business of the Borrower or any of its Subsidiaries or with respect to any generation, treatment, storage, recycling, transportation, discharge or disposal, or any Release of any Hazardous Materials generated by the Borrower or any of its Subsidiaries.

          SECTION 3.16. Year 2000 Compliance.  Any reprogramming required to
                        --------------------
permit the proper functioning, in and following the year 2000, of (i) the Borrower's computer systems and (ii) equipment containing embedded microchips (including systems and equipment supplied by others or with which the Borrower's systems interface), and the successful testing of all such systems and equipment, as so reprogrammed ("Year 2000 Compliance"), if necessary, has been completed, except to the extent failure to do so could not reasonably be expected to result in a Material Adverse Effect. The cost to the Borrower of Year 2000 Compliance and of the reasonably foreseeable consequences to the Borrower of the effect of the year 2000 on computer systems and equipment containing embedded microchips (including, without limitation, possible reprogramming errors and the failure of others' computer systems or equipment) could not reasonably be expected to result in a Material Adverse Effect.

          SECTION 3.17. Certificated Air Carrier; Route Permits.  (i) The
                        ---------------------------------------
Borrower is a Certificated Air Carrier (and each certificate necessary therefor is in full force and effect) and (ii) the Borrower possesses all necessary certificates, franchises, licenses, permits, rights and concessions and consents (collectively "permits") which are necessary to the operation of the routes flown by it and the conduct of its business and operations as currently conducted and each such permit is in full force and effect, except for any such permits the failure to have or maintain which could not reasonably be expected to have a Material Adverse Effect.

     SECTION 3.18.  Security Agreement.  The representations and warranties of
                    ------------------
the Borrower in the Security Agreement are true and correct in all material respects.

     SECTION 3.19.  Manufacturer's Event.  To the best knowledge of the
                    --------------------
Borrower, no event or action has occurred which constitutes, or with the passage of time would constitute, a Manufacturer's Event.

     SECTION 3.20.  Repetition of Representations and Warranties.  Each of the
                    --------------------------------------------
representations and warranties set forth in this Article III and each of the statements contained in any certificate or other instrument delivered by or on behalf of the Borrower pursuant to or in connection with this Agreement or any of the other Loan Documents shall constitute representations under this Agreement. Each of the representations and warranties made under this Agreement shall be made or deemed to be made at and as of the Agreement Date, at and as of the Effective Date and at and as of the time of disbursement of each Loan, except that representations and warranties which, by their terms are applicable only to warranties made or deemed to be made only to one such date shall be deemed to be made at and as of such date.

                                  ARTICLE IV.


                                   CONDITIONS
                                   ----------

     SECTION 4.1.   Conditions to Effective Date.  The obligation of the Lender
                    ----------------------------
to make Loans hereunder are subject to the satisfaction of, or waiver by the Lender of, the following conditions precedent set forth in this Section 4.1:

     4.1.1.   Loan Agreement, etc.  The Lender shall have received (i) this
              -------------------
Agreement executed and delivered by a duly authorized office of the Borrower and
(ii) if so requested by the Lender, it shall have received a Note executed on behalf of the Borrower payable to the order of the Lender, dated as of the date of this Agreement in an amount equal to the aggregate amount of its commitment hereunder.

     4.1.2.   Corporate Proceedings.  The Lender shall have received a copy of
              ---------------------
the resolutions, in form and substance satisfactory to the Lender, of the Board of Directors of the Borrower, authorizing the execution, delivery and performance by the Borrower of this Agreement, the other Loan Documents and the Purchase Agreement, certified by the Secretary or an Assistant Secretary of the Borrower as of the Effective Date, which certificate shall be in form and substance satisfactory to the Lender and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

     4.1.3.   Good Standing Certificate.  The Lender shall have received to the
              -------------------------
extent generally available in the relevant jurisdiction, a copy of a certificate or certificates of the Secretary of State (or other appropriate public official) of the jurisdiction of its incorporation, each dated reasonably near the Effective Date, (i) listing the charter of the Borrower and each amendment thereto on file in this office and certifying that such amendments are the only amendments to the Borrower's charter on file in this office, (ii) the Borrower has paid all franchise taxes to the date of such certificate and (iii) stating that the Borrower is duly incorporated and in good standing under the laws of the jurisdiction of its incorporation.

     4.1.4.   Responsible Officer's Certificate.  The Lender shall have
              ---------------------------------
received a certificate of the Borrower, signed on behalf of the Borrower by a Responsible Officer, dated the Effective Date, certifying as to (i) the absence of any amendments to the charter of the Borrower, since the date of the certificate referred to in Section 4.1.3, (ii) a true and correct copy of the bylaws of the Borrower as in effect on the Effective Date, (iii) the due incorporation and good standing of the Borrower as a corporation under the laws of the jurisdiction of its organization, and the absence of any proceeding for the dissolution of liquidation of the Borrower, (iv) the truth in all material respect of the representations and warranties contained in the Loan Documents as though made on and as of the Effective Date and (iv) the absence of any event occurring and continuing that constitutes a Default.

     4.1.5.   Incumbency Certificate.  The Lender shall have received a
              ----------------------
certificate of the Borrower, dated the Effective Date, as to the incumbency and signature of the officers of the Borrower executing any Loan Document on or prior to the Effective Date or the Purchase Agreement, satisfactory in form and substance to the Lender, executed by a Responsible Officer of the Borrower.

     4.1.6.   Approvals.  All governmental and third party approvals (if any)
              ---------
necessary in connection with the transactions contemplated hereby shall have been obtained and be in full force and effect. The Lender shall have received a certificate of a Responsible Officer of the Borrower to the foregoing effect, to which shall be attached copies of any such approvals.

     4.1.7.   Legal Opinion.  The Lender shall have received a written opinion
              -------------
or opinions of counsel to the Borrower, in form and substance satisfactory to the Lender, with respect to the Loan Documents and the Purchase Agreement and the transactions contemplated hereby and thereby.

     4.1.8.   Purchase Agreement.  The Lender shall have received a copy of the
              ------------------
Purchase Agreement certified by the duly authorized officer of the Borrower as of the Effective Date, which certificate shall be in form and substance satisfactory to the Lender and shall state that such copy is a full, correct and complete copy of the Purchase Agreement as in effect on the Effective Date and that any term or provision redacted or otherwise omitted in no way relates to any of the Aircraft (except as agreed to by the Lender).

     4.1.9.   Security Agreement. The Lender shall have received (i) the
              ------------------
Security Agreement duly executed and delivered by a duly authorized officer of the Borrower and substantially in the form of Exhibit C hereto, (ii) copies of Financing Statements (Form UCC-1) duly executed and delivered by the Borrower appropriate for filing under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Lender, desirable to perfect the security interest created by the Security Agreement, together with evidence that such Financing Statements have been filed (or arrangements satisfactory to the Lender shall have been made for such filings) and (iii) evidence that all other actions necessary or, in the opinion of the Lender, desirable to enable the Lender to perfect and protect the Liens created by the Security Agreement, having the priority specified in the Security Agreement, have been taken (or arrangements satisfactory to the Lender shall have been made for such actions to be taken).

     4.1.10.  Consent and Agreement.  The Lender shall have received the Consent
              ---------------------
and Agreement duly executed and delivered by duly authorized officers of the Borrower and the Manufacturer and substantially in the form of Exhibit D hereto.

     4.1.11.  Lien Searches.  The Lender shall have received such lien searches
              -------------
releases of liens as the Lender deems necessary to establish that all of the right, title and interest of the Borrower in, to and under the Purchase Agreement and the Aircraft is held by the Borrower free and clear of any Liens.

     4.1.12.  No Default.  No Default shall have occurred and be continuing on
              ----------
such date.

     SECTION 4.2.   Conditions to Each Loan.  The obligation of the Lender to
                    -----------------------
make any Loan requested to be made by it on any date is subject to the satisfaction of the following conditions precedent:

     4.2.1.   Representations and Warranties.  Each of the representations and
              ------------------------------
warranties made by the Borrower in or pursuant to the Loan Documents shall be true and correct in all material respects as of the date of such Loan, before and after giving effect to such Loan and the application of the proceeds of such Loan, other than representations and warranties that expressly refer to another date.

     4.2.2.   No Default.  No Default shall have occurred and be continuing on
              ----------
such date or would result from the Loan requested to be made on such date and application of the proceeds of such Loan.

     4.2.3.   Notice of Borrowing.  The Lender shall have received, in
              -------------------
accordance with the provisions of Section 2.2, a Notice of Borrowing substantially in the form of Exhibit A.

     4.2.4.   Notes.  If so requested by the Lender, on or before the date of
              -----
such Loan hereunder, the Lender shall have received a Note executed on behalf of the Borrower payable to the order of the Lender, with appropriate insertions as to date and principal amount.

Each borrowing of Loans by the Borrower shall constitute a representation and warranty by the Borrower as of the date of such Loan that the conditions contained in this Section 4.2 have been satisfied.

                                   ARTICLE V.


                             AFFIRMATIVE COVENANTS
                             ---------------------

          So long as any Available Period remains in effect, any Loan remains outstanding or any other amount is owing to the Lender hereunder, the Borrower shall and shall cause each of its Subsidiaries to:

          SECTION 5.1.   Financial Statements.  Furnish to the Lender:
                         --------------------

          (a) within 60 days after the end of each of the first three fiscal quarters in each fiscal year of the Borrower, unaudited consolidated balance sheets of the Borrower and its Subsidiaries (if any) as of the end of such quarter and related consolidated statements of income, shareholder's equity and cash flows of the Borrower and its Subsidiaries (if any) for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, each of which shall be prepared in accordance with generally accepted accounting principles in the United States, provided that so long as the Borrower is subject to the reporting provisions of the Securities Exchange Act of 1934, a copy of the Borrower's quarterly report on Form 10-Q will satisfy this requirement (to the extent such report contains the information required to be provided by this clause (a));

          (b) within 120 days after the end of each fiscal year of the Borrower, a copy of the annual report for such year for the Borrower or the affiliated group of which the Borrower is a member (on a consolidated basis, if applicable) and a balance sheet of the Borrower and its Subsidiaries (if any) as of the end of such fiscal year and related statements of income, shareholder's equity and cash flows of the Borrower and its Subsidiaries (if any) for such fiscal year, in comparative form with the preceding fiscal year, in each case certified by independent certified public accountants of national standing as having been prepared in accordance with generally accepted accounting principles in the United States, provided that so long as the Borrower is subject to the reporting provisions of the Securities Exchange Act of 1934, a copy of the Borrower's annual report on Form 10-K will satisfy this requirement (to the extent such report contains the information required to be provided by this clause (b));

          (c) within 120 days after the end of each fiscal year of the Borrower, an Officer's Certificate of the Borrower, to the effect that the signer is familiar with or has reviewed the relevant terms of this Agreement and has made, or caused to be made under his supervision, a review of the transactions and conditions of the Borrower during the preceding fiscal year and that such review has not disclosed the existence during such period, nor does the signer have knowledge of the existence as of the date of such certificate, of any condition or event which constituted or constitutes a Default, or, if any such condition or event existed or exists, specifying the nature and period of existence thereof and what action the Borrower has taken or is taking or proposes to take with respect thereof; and

          (d) simultaneously with sending or no later than thirty (30) days after filing thereof, copies of all such proxy statements, financial statements, or reports, if any, which the Borrower sends to its stockholders and copies of all regular, periodic and current reports, which, in the case of any of the foregoing, the Borrower files with the SEC or any governmental authority which may be substituted therefor or with any national securities exchange.

          SECTION 5.2.   Certificates; Other Information.  Furnish to the
                         -------------------------------
Lender:

          (i) promptly after any Responsible Officer of the Borrower has actual knowledge thereof, notice of any Default and the action that the Borrower proposes to take with respect thereto (provided that the Borrower shall be deemed to have cured any Default arising under this clause (i) to the extent it shall have cured the Default to which such notice requirement relates); and

          (ii) promptly, such additional information relating to the transactions contemplated hereby, and such additional non-confidential financial and other information, as the Lender may from time to time reasonably request.

          SECTION 5.3.   Conduct of Business and Maintenance of Existence.  (i)
                         ------------------------------------------------
Continue to engage in business of the same general type as conducted by the Borrower and its Subsidiaries on the Agreement Date and (ii) except as expressly permitted by Section 6.2, preserve, renew and keep in full force and effect its respective corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of business of the Borrower and any of its Subsidiaries; provided that the
                                                         --------
Borrower shall not be required to maintain, and shall not be required to cause any of its Subsidiaries to maintain, any such rights, privileges or franchises, if the failure to do so could not reasonably be expected to result in a Material Adverse Effect; comply with all Contractual Obligations and Requirements of Law, except to the extent that failure to comply therewith could not reasonably be expected to result in a Material Adverse Effect; and comply with the provisions of their respective certificates of incorporation, by-laws and other organizational documents.

          SECTION 5.4.   Maintenance of Property; Insurance.  Keep all property
                         ----------------------------------
useful and necessary in the respective businesses of the Borrower and its Subsidiaries in good working order and condition, normal wear and tear excepted; maintain with financially sound and reputable insurance companies insurance on all property material to the business of the Borrower and its Subsidiaries in at least such amounts and against at least such risks (but including in any event public liability and product liability) as are usually insured against in the same general area by companies engaged in the same or a similar business; and furnish to the Lender, upon written request, information in reasonable detail as to the insurance carried, together with copies of certificates of insurance and other evidence of such insurance, if any.

          SECTION 5.5.   Inspection of Property; Books and Records; Discussions.
                         ------------------------------------------------------
Keep proper books of records and account in which full, complete and correct entries in conformity with GAAP and all Requirements of Law shall be made of all dealings and transactions in relation to the Borrower's and its Subsidiaries' respective business and activities; and permit representatives of the Lender to visit and inspect any of the Borrower's properties and examine and, to the extent reasonable, make abstracts from any of the Borrower's books and records and to discuss the business, operations, properties and financial and other condition of the Borrower and its Subsidiaries with officers and employees of the Borrower and with its independent certified public accountants, in each case at any reasonable time during normal business hours, upon reasonable notice to a Responsible Officer of the Borrower, and as often as may reasonably be desired at reasonable intervals.

          SECTION 5.6.   Notices.  Promptly give prompt written notice to the
                         -------
Lender of:

          (i) any material default under the Purchase Agreement of which a Responsible Officer of the Borrower has actual knowledge; and

          (ii) any change in the address of its chief executive office (as such term is used in Section 9-103(3) of the North Carolina Uniform Commercial Code) or of any change in its corporate name or any change in the location of the place where its records concerning the Purchase Agreement are located (which notice shall be given in any event within 30 days prior to the expiration of the period of time specified under Applicable Law to prevent lapse of perfection).

Each notice delivered under this Section 5.6 shall be accompanied by a statement of a Responsible Officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.

          SECTION 5.7.   Year 2000.  Maintain and cause the Borrower to
                         ---------
maintain, Year 2000 Compliance with respect to its computer systems and equipment.

          SECTION 5.8.   Certificated Air Carrier. Maintain its status at all
                         ------------------------
times as a Certificated Air Carrier.

          SECTION 5.9.   Purchase Agreement.  (i) To the extent the same
                         ------------------
relates, directly or indirectly, to any of the Aircraft (including without limitation the construction, design or delivery of any of the Aircraft), (a) maintain in full force and effect the Purchase Agreement, (b) perform and comply with all of its obligations under the Purchase Agreement, (c) preserve and enforce its rights and benefits under the Purchase Agreement, and (d) give the Lender prompt written notice of any material change order, notice, modification or amendment with respect to the Purchase Agreement and
(ii) at sole expense of the Borrower, perform any and all acts and execute any and all financing statements and other documents and instruments which are necessary in order to maintain in favor of the Lender a valid and perfected first priority Lien on the Collateral. Nothing in this Agreement shall adversely affect the rights of the Borrower under the Purchase Agreement to the extent relating solely to aircraft other than any of the Aircraft.

          SECTION 5.10.  Further Assurances.  At its expense, promptly execute,
                         ------------------
acknowledge and deliver such further documents and do such other acts and things as the Lender may from time to time reasonably request in order to more effectively carry out the purposes of the Loan Documents and provide for the payment of the Obligations in accordance with the terms of the Loan Documents.

                                  ARTICLE VI.


                               NEGATIVE COVENANTS
                               ------------------

          So long as any Availability Period remains in effect, any Loan remains outstanding or any other amount is owing to the Lender hereunder, the Borrower shall not, and shall not permit any of its Subsidiaries to, directly or indirectly:

          SECTION 6.1.   Limitation with Respect to Purchase Agreement.  (i)
                         ---------------------------------------------
Except for Permitted Liens or as otherwise contemplated by the Security Agreement, create, assume, incur or suffer to exist any Lien on any of its right, title or interest in any of the Collateral, whether now owned or hereafter acquired, (ii) to the extent the same relates, directly or indirectly, to any of the Aircraft (including without limitation the construction, design or delivery of any of the Aircraft), amend, supplement or otherwise modify the Purchase Agreement or consent to the waiver of any provision thereof, except in each case as expressly permitted by the Security Agreement, (iii) consent to extensions of (or any amendments which would have the effect of extending) any Scheduled Delivery Date for an aggregate period of more than 90 days plus, with the prior written consent of the Lender (which consent shall not be unreasonably withheld or delayed), up to an additional 90 days, or (iv) convey, sell, lease, assign, transfer or otherwise dispose of any of its right, title or interest in any of the Collateral (an "Aircraft Sale") unless, in the case of any of the foregoing clauses (i) through (iv), simultaneously therewith, the Borrower prepays the Loans in full relating to the Aircraft affected thereby in accordance with Section 2.5.2(i).

          SECTION 6.2.   Limitation on Fundamental Changes.  (i) Not liquidate
                         ---------------------------------
or dissolve (except in accordance with this Section 6.2) and (ii) not consolidate with or merge into or with any other corporation or other Person, and not convey, transfer, lease or otherwise dispose of all or substantially all of its property and other assets to, or acquire all or any substantial part of the property or other assets or capital stock of (if such acquisition is analogous in either purpose or effect to a consolidation or merger), any corporation or other Person, unless:

          (x) the Person formed by or surviving such consolidation or merger or the Person which acquires by conveyance, transfer, lease or other disposition all or substantially all of such property and other assets or stock (the "Successor Entity"): (A) shall be a solvent
                                     ----------------
               corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia; (B) immediately after giving effect to such transaction, shall have acquired or succeeded to all or substantially all of the property and other assets of the Borrower (if such assets are being transferred) as an entirety, shall have a tangible net worth (determined in accordance with GAAP) at least equal to the lesser of (1) Fifty Million Dollars ($50,000,000) and (2) 75% of the Borrower's tangible net worth (determined in accordance with GAAP) immediately prior to such transaction; provided, however, the Lender shall waive such requirement if, in its reasonable credit judgement, the ability of the Successor Entity or the Borrower, if the Borrower is the Successor Entity, to perform its obligations under this Agreement, the other Loan Documents and the Purchase Agreement shall not be materially adversely affected by such transaction; and provided, further, that in the exercise of such credit judgement, the Lender shall have access to full information; (C) shall be a "citizen of the United States" of America as defined in Section 40102(a)(15)(c) of Title 49 of the U.S.C. and Certificated Air Carrier; and (D) unless the Borrower is acquiring the assets or capital stock of another Person, the Borrower shall execute and deliver to the Lender (X) such recordations and filings with any Governmental Authority and such other documents as the Lender determines shall be reasonably necessary or advisable to evidence, such consolidation, merger, sale, lease, transfer or other disposition and (Y) an agreement, in form and substance reasonably satisfactory to the Lender, which is a legal, valid, binding and enforceable assumption by such Successor Entity of the due and punctual performance and observance of each covenant and condition of this Agreement, the other Loan Documents, the Purchase Agreement and the other related documents to which the Borrower is a party, and shall provide an Officer's Certificate to such effect and to the effect that the other requirements of this Section have been satisfied, and a legal opinion from counsel to such effect and otherwise in such reasonably satisfactory to the Lender; and

          (y) immediately prior to and after giving effect to such transaction, no Default under Section 8.1.1 or Event of Default shall have occurred and be continuing.

          SECTION 6.3.   Affiliates.  Enter into any transaction with any of
          ----------
its Affiliates, including the purchase of any property from, or the sale of any property, the rendering of any service or the payment of any management, advisory or similar fees to, any of its Affiliates unless such transaction is in furtherance of the reasonable requirements of the Borrower's or such Subsidiary's business, as the case may be, and upon fair and reasonable terms no less favorable to the Borrower or such Subsidiary, as the case may be, than it would obtain in a comparable arm's-length transaction.

                                  ARTICLE VII.


                                   [Reserved]
                                   ----------

                                 ARTICLE VIII.

                               EVENTS OF DEFAULT
                               -----------------

          SECTION 8.1.   Events of Default.  If any of the following events
                         -----------------
(each, an "Event of Default") shall occur and be continuing, the Lender shall be entitled to the remedies set forth in Section 8:

          8.1.1.   Failure to Pay Principal or Interest.  (i) The Borrower shall
                   ------------------------------------
fail to pay any principal of any Loan when due; or (ii) the Borrower shall fail to pay any interest on any Loans or any other amount payable under this Agreement or any other Loan Document, within three Business Days after any such interest or other amount becomes due; or

          8.1.2.   Inaccuracy of Representation or Warranty.  Any representation
                   ----------------------------------------
or warranty made or deemed made by the Borrower herein or in any other Loan Document shall be untrue or inaccurate in any material respect on or as of the date made or deemed made and, if such incorrectness is curable, shall continue uncured for a period of thirty (30) days after an officer of the Borrower has actual knowledge or has reason to know of such failure; or

          8.1.3.   Observance or Performance of Certain Covenants.  The
                   ----------------------------------------------
Borrower shall default in the observance or performance of or fail to comply with any covenant, agreement or other term contained in Section 5.8, 6.1 (other than 6.1(i)) or 6.2 of this Agreement; or

          8.1.4.   Observance or Performance of Other Covenants. (i)  The
                   --------------------------------------------
Borrower shall fail to comply with Section 5.3(ii) and, if such failure is capable of cure, such failure continues for thirty (30) days after notice from the Lender to the Borrower unless such failure requires more than thirty (30) days to cure in which case the Borrower shall have an additional ninety (90) days to cure such failure so long as the Borrower is at all times diligently proceeding to cure such failure and the Lender shall not at any time be materially prejudiced by such extended period; provided, that in no event shall the period to cure any such failure exceed 120 days after notice from the Lender to the Borrower; or (ii) the Borrower shall fail to comply with any other covenant, agreement or other term contained in this Agreement or the other Loan Documents not otherwise addressed in this Section 8 and, if such failure is capable of cure, (A) such failure continues for thirty (30) days after notice from the Lender to the Borrower or (B) the Borrower shall not at any time be diligently proceeding to correct such failure; or

          8.1.5.   Cross Acceleration.  The Borrower or any of its Subsidiaries
                   ------------------
shall (i) default in making any payment of any principal or interest on any Indebtedness beyond the period of grace, if any, provided in the instrument or agreement under which such Indebtedness was created if the amount of the Indebtedness in respect of which such default or defaults shall have occurred is at least $2,500,000 (or its equivalent in another currency); or (ii) default in the observance or performance of any other covenant or agreement relating to any such Indebtedness, the effect of which default in either clause (i) or (ii) is to cause, or to permit the holder or beneficiary of such Indebtedness (or a trustee or agent on behalf of such holder or beneficiary) to cause and such holder or beneficiary shall have caused, such Indebtedness to become due prior to its stated maturity or, in the case of any such Indebtedness constituting a Guaranty Obligation, to become payable; or

          8.1.6.   Commencement of Bankruptcy or Other Proceedings.  (i) The
                   -----------------------------------------------
Borrower or any of its Subsidiaries shall commence any case, proceeding or other action (a) under any existing or future law of any jurisdiction, domestic or foreign, relating to bankruptcy, insolvency, reorganization or relief of debtors, seeking to have an order for relief entered with respect to it, or seeking to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, winding-up, liquidation, dissolution, composition or other relief with respect to it or its debts, or (b) seeking appointment of a receiver, trustee, custodian, conservator or other similar official for it or for all or any substantial part of its assets, or the Borrower or any of its Subsidiaries shall make a general assignment for the benefit of its creditors; or (ii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action of a nature referred to in clause (i) above which (a) results in the entry of an order for relief or any such adjudication or appointment or (b) remains undismissed, undischarged or unbonded for a period of 60 days; or (iii) there shall be commenced against the Borrower or any of its Subsidiaries any case, proceeding or other action seeking issuance of a warrant of attachment, execution, distraint or similar process against all or any substantial part of its assets which results in the entry of an order for any such relief which shall not have been vacated, discharged, or stayed or bonded pending appeal within 60 days from the entry thereof; or (iv) the Borrower or any of its Subsidiaries shall take any action in furtherance of, or indicating its consent to, approval of, or acquiescence in, any of the acts set forth in clause (i), (ii) or (iii) above; or (v) the Borrower or any of its Subsidiaries shall generally not, or shall be unable to, or shall admit in writing its inability to, pay its respective debts as they become due; or

          8.1.7.   Defaults with Respect to Plan.  (i) Any Person shall engage
                   -----------------------------
in any non-exempt "prohibited transaction" (as defined in Section 4.06 of ERISA or Section 4975 of the Code) involving any Plan, (ii) any "accumulated funding deficiency" (as defined in Section 302 of ERISA), whether or not waived, shall exist with respect to any Plan or any Lien in favor of the PBGC or a Plan shall arise on the assets of the Borrower or any Commonly Controlled Entity, (iii) a Reportable Event shall occur with respect to, or proceedings shall commence to have a trustee appointed, or a trustee shall be appointed, to administer or to terminate, any Single Employer Plan, which Reportable Event or commencement of proceedings or appointment of a trustee is likely to result in the termination of such Plan for purposes of Title IV of ERISA, (iv) any Single Employer Plan shall terminate for purposes of Title IV of ERISA or (v) the Borrower or any Commonly Controlled Entity shall incur any liability in connection with a withdrawal from, or the Insolvency or Reorganization of, a Multiemployer Plan; and in any such case described in clauses (i) through (vi) above, such event or condition could reasonably be expected to result in a Material Adverse Effect; or

          8.1.8.   Entry of Judgment.  One or more judgments or decrees shall
                   -----------------
be entered against the Borrower or any of its Subsidiaries involving in the aggregate a liability (not paid or fully covered by insurance (taking into account any deductibles)) of $2,500,000 or more, and all such judgments or decrees shall not have been vacated, discharged, stayed or bonded pending appeal within 30 days from the entry thereof; or

          8.1.9.   Maintenance of Lien.  The Lender shall fail to have a valid
                   -------------------
and perfected first priority security interest in the Collateral purported to be covered by the Security Agreement and such failure (except to the extent relating to Collateral identified in Section 2(a) of the Security Agreement) remains uncured for ten days after the earlier of notice of such failure from the Lender to the Borrower or the Borrower has actual knowledge of such failure; or

          8.1.10.  GECC Agreements.  Any Special Default shall have occurred.
                   ---------------

          SECTION 8.2.   Default Remedies.  In any Event of Default shall have
                         -----------------
occurred and be continuing, then (1) if such Event of Default is an Event of Default specified in clause (i) or (ii) of Section 8.1.6 above with respect to the Borrower, automatically the Availability Period for all Loans shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents shall immediately become due and payable, and (2) if such Event if Default is any other Event of Default, any or all of the following actions may be taken:
(x) the Lender may, by notice to the Borrower, declare the Availability Period for all Loans to be terminated forthwith, whereupon the Availability Periods shall immediately terminate; and (y) the Lender may, by notice to the Borrower, declare the Loans (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents to be due and payable forthwith, whereupon the same shall immediately become due and payable. Except as expressly provided above in this Section 8.2, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower.

                                  ARTICLE IX.

                                 MISCELLANEOUS
                                 -------------

          SECTION 9.1.  Amendments and Waivers.  Neither this Agreement nor any
                        ----------------------
other Loan Document, nor any terms hereof or thereof may be amended, supplemented, waived or modified except in a writing signed by the Lender and the Borrower.

          SECTION 9.2.  Notices.  All notices, requests and demands to or upon
                        -------
the respective parties hereto to be effective shall be in writing (including by telecopy) and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or, in the case of mail, when received, or, in the case of telecopy notice, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed as follows in the case of the Borrower and the Lender, or to such other address as may be hereafter notified by the respective parties hereto:

          The Borrower:            Midway Airlines Corporation
                                   2801 Slater Road, Suite 2000
                                   Morrisville, N.C. 27560
                                   Attention: General Counsel
                                   Telecopy: (919) 595-1705

          The Lender:              General Electric Capital Corporation
                                   c/o GE Capital Aviation Services, Inc.
                                   201 High Ridge Road
                                   Stamford, CT 06927
                                   Attention: Contracts Leader
                                   Telephone: 203-357-3201
                                   Telecopy: 203-357-4585

          SECTION 9.3.  No Waiver; Cumulative Remedies.  No failure to exercise
                        ------------------------------
and no delay in exercising, on the part of the Lender, any right, remedy, power or privilege hereunder or under the other Loan Documents shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

          SECTION 9.4.  Survival of Representations and Warranties.  All
                        ------------------------------------------
representations and warranties made hereunder and in the other Loan Documents and in any certificate delivered pursuant hereto or such other Loan Document shall survive the execution and delivery of this Agreement and the other Loan Documents and the making of the Loans hereunder.

          SECTION 9.5.  Payment of Expenses and Taxes.  The Borrower agrees, on
                        -----------------------------
an after-tax basis, (i) to pay or reimburse the Lender all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation, execution and delivery of, and any amendment, supplement, waiver or modification to, this Agreement and the other Loan Documents and any other documents prepared in connection herewith or therewith, and the consummation and administration of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel (including any special or local counsel) to the Lender, (ii) to pay or reimburse the Lender for all its costs and expenses incurred in connection with the enforcement or preservation of any rights under this Agreement, the other Loan Documents and any such other documents, including, without limitation, the reasonable fees and disbursements of counsel (including any special or local counsel) to the Lender (including the allocated fees and expenses of in-house counsel), (iii) to pay, indemnify, and hold the Lender harmless from, any and all recording and filing fees and any and all liabilities with respect to, or resulting from any delay in paying, stamp, excise and other similar taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of, or consummation or administration of any of the transactions contemplated by, or any amendment, supplement or modification of, or any waiver or consent under or in respect of, this Agreement, the other Loan Documents and any such other documents, and (iv) to pay, indemnify, and hold the Lender and its Affiliates (and their respective directors, officers, employees, agents, affiliates and successors) harmless from and against any and all other liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever (whether or not caused by such Person's own negligence and including, without limitation, the reasonable fees and disbursements of counsel) with respect to the execution, delivery, enforcement, performance and administration of this Agreement, the other Loan Documents and any such other documents (regardless of whether the Lender is a party to the litigation or other proceeding giving rise thereto) and any of the transactions contemplated hereby or thereby, including, without limitation, any of the foregoing relating to the use of proceeds of the Loans or the violation of, noncompliance with or liability under, any Environmental Laws or any orders, requirements or demands of Governmental Authorities related thereto applicable to the operations of the Borrower or any of its properties (all the foregoing in this clause (iv), collectively, the "Indemnified
                                                           -----------
Liabilities"); provided that the Borrower shall have no obligation hereunder to
-----------    --------
the Lender with respect to Indemnified Liabilities arising from the gross negligence or willful misconduct of the Lender (or any of its respective directors, officers, employees, agents, successors and assigns). To the extent permitted by applicable law, the Borrower agrees not to assert, and hereby waives all rights for contribution or any other rights of recovery with respect to all claims, demands, penalties, fines, liabilities, settlements, damages, costs and expenses of whatever kind or nature, under or related to Environmental Laws, that it might have by statute or otherwise against any indemnitee except where the basis for the rights of recovery involves the gross negligence or willful misconduct of the indemnitee against whom recovery is sought. The Borrower further agrees not to assert any claim against the Lender, any of its Affiliates, or any of their respective directors, officers, employees, attorneys, agents, and advisors, on any theory of liability, for special, indirect, consequential, or punitive damages arising out of or otherwise relating to the Loan Documents, any of the transactions contemplated herein or the actual or proposed use of the proceeds of the Loans. The obligations under this Section 9.5 shall survive the termination of this Agreement and the payment of the Loans and all other amounts payable hereunder.

          SECTION 9.6.  Successors and Assigns.  This Agreement shall be binding
                        ----------------------
upon and inure to the benefit of the Borrower, the Lender and their respective successors and assigns, except that the Borrower may not assign or transfer any of its rights or obligations under this Agreement without the prior written consent of the Lender.

          SECTION 9.7.  Set-Off.  In addition to any rights and remedies of the
                        -------
Lender provided by law, the Lender shall have the right, without prior notice to the Borrower, any such notice being expressly waived by the Borrower to the extent permitted by applicable law, upon any amount becoming due and payable hereunder (whether at the stated maturity thereof, by acceleration or otherwise) to set off and appropriate and apply against such amount any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by the Lender or any branch, agency or Affiliate thereof to or for the credit or the account of the Borrower. The Lender agrees promptly to notify the Borrower after any such set-off and application made by the Lender; provided
                                                                        --------
that the failure to give such notice shall not affect the validity of such set-off and application.

          SECTION 9.8.  Counterparts.  This Agreement may be executed by one or
                        ------------
more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

          SECTION 9.9.  Severability.  Any provision of this Agreement which is
                        ------------
prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          SECTION 9.10. Integration. This Agreement and the other Loan Documents
                        -----------
represent the agreement of the Borrower and the Lender with respect to the subject matter hereof, and there are no promises, undertakings, representations or warranties by the Borrower or the Lender relative to the subject matter hereof not expressly set forth or referred to herein or in the other Loan Documents.

          SECTION 9.11. GOVERNING LAW.  THIS AGREEMENT AND THE RIGHTS AND
                        -------------
OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT

AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT REGARD TO THE PRINCIPLES OF CONFLICTS OF LAWS THEREOF.

          SECTION 9.12.  Submission to Jurisdiction; Waivers.
                         -----------------------------------

          9.12.1.  Submission to Jurisdiction.  The Borrower hereby irrevocably
                   --------------------------
and unconditionally: (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any of the other Loan Documents, or for recognition and enforcement of any judgment in respect thereof, to the non-exclusive general jurisdiction of the Courts of the State of New York, the courts of the United States of America for the Southern District of New York, and appellate courts from any thereof; (ii) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court, or that such action or proceeding was brought in an inconvenient forum and agrees not to plead or claim the same; (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to the Borrower, at the address specified in Section 9.2, or at such other address of which the Lender shall have been notified pursuant thereto; (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and (v) waives, to the maximum extent not prohibited by law, any right it may have to claim or recover in any legal action or proceeding referred to in this Section 9.12 any special, exemplary, punitive or consequential damages.

          SECTION 9.13.  Acknowledgements.  The Borrower hereby acknowledges
                         ----------------
that: (i) the Lender does not have any fiduciary relationship with or duty to the Borrower arising out of or in connection with this Agreement or any of the other Loan Documents, and the relationship between the Lender, on the one hand, and the Borrower on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and (ii) no joint venture is created hereby or by the other Loan Documents or otherwise exists by virtue of the transactions contemplated hereby among the Borrower and the Lender.

          SECTION 9.14.  WAIVERS OF JURY TRIAL.  THE BORROWER AND THE LENDER
                         ---------------------
HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY NOTES OR ANY OTHER LOAN DOCUMENT AND FOR ANY COUNTERCLAIM THEREIN.

          SECTION 9.15.  Confidentiality. The Lender agrees to keep confidential
                         ---------------
the terms of the Purchase Agreement and all non-public information provided to it by the Borrower pursuant to this Agreement; provided that nothing herein
                                               --------
shall prevent the Lender from disclosing any such information (i) to any Affiliate of the Lender,

(ii) to the employees, directors, agents, attorneys, accountants and other professional advisors of the Lender or its affiliates, (iii) upon the request or demand of any Governmental Authority having jurisdiction over the Lender, (iv) in response to any order of any court or other Governmental Authority or as may otherwise be required pursuant to applicable law or regulation, (v) which has been publicly disclosed other than in breach by the Lender of this Section 9.15 or becomes available to the Lender from a source other than the Borrower or (vi) in connection with the exercise of any remedy hereunder or under any other Loan Document.

             [THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                                        MIDWAY AIRLINES CORPORATION


                                        By: /s/ Jonathan S. Waller
                                           -------------------------------------
                                           Name: Jonathan S. Waller
                                           Title: Senior Vice President
                                                  General Counsel


                                        GENERAL ELECTRIC CAPITAL CORPORATION


                                        By: /s/ Norman Liu
                                           -------------------------------------
                                           Name: Norman Liu
                                           Title: Executive Vice President


                        [Loan Agreement Signature Page]

                                   EXHIBIT A

                              NOTICE OF BORROWING


                                                 [Date]

General Electric Capital Corporation
c/o GE Capital Aviation Services, Inc.
201 High Ridge Road
Stamford, CT  06927
Attention:  _____________

     Re:  Midway Airlines Corporation Loan Agreement
          ------------------------------------------

Ladies and Gentlemen:

          Pursuant to Section 2.2 of the Loan Agreement dated as of December 22, 1999 (as the same may be amended, restated, modified or supplemented from time to time, the "Loan Agreement"; terms used and not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement), between Midway Airlines Corporation (the "Borrower") and General Electric Capital Corporation (the "Lender"), we hereby give you irrevocable notice that we request a Borrowing under the Loan Agreement as follows:

     1.   Date of Borrowing: __________

     2.   Amount of Borrowing: $    *
                                ----------

     3.   Aircraft to which Borrowing relates:    *
                                               -----------

     4. **[Borrower's account for the proceeds of the Borrowing to be disbursed to: __________________]

          [Manufacturer's account for the proceeds of the Borrowing to be disbursed to: __________________]

          We hereby confirm that all conditions to such Borrowing set forth in the Loan Agreement will be satisfied on the date of such Borrowing.

          IN WITNESS WHEREOF, the undersigned has caused this Notice of Borrowing to be executed and delivered by its duly authorized officer this __ day of __________, ____.

                                             MIDWAY AIRLINES CORPORATION


                                             By:________________________________
                                                Name:
                                                Title:

 *Specify allocation among Aircraft, if applicable.
**Only for the initial Borrowing under the Loan Agreement.

                                   EXHIBIT B

                                PROMISSORY NOTE

$_________                                                         [Insert Date]

          FOR VALUE RECEIVED, the undersigned, MIDWAY AIRLINES CORPORATION, a Delaware corporation (the "Borrower"), HEREBY PROMISES TO PAY to the order of GENERAL ELECTRIC CAPITAL CORPORATION (the "Lender"):

          (i) the principal amount of ____________ Dollars ($______) or, if less, the aggregate unpaid principal amount of all Loans (as defined below) made by the Lender to the Borrower pursuant to the Loan Agreement dated as of December 22, 1999 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"; all terms used
                                                --------------
     and not otherwise defined herein shall have the respective meanings assigned to them in the Loan Agreement) between the Lender and the Borrower, in each case in the amounts and on the dates specified in the Loan Agreement; and

          (ii) interest on the unpaid principal amount of the Loans outstanding from time to time, at such interest rates, and payable at such times, as are specified in the Loan Agreement.


          Both principal and interest are payable in lawful money of the United States of America by payment to the Lender by wire transfer of immediately available funds, in the manner and to the account specified for such purpose in or pursuant to the Loan Agreement.

          The Lender is hereby authorized to record the date and amount of each Loan made by the Lender and the date and amount of each payment or prepayment of principal thereof, on the schedule (or continuation of the schedule) annexed to or constituting a part of this Promissory Note, and any such recordation shall, to the extent permitted by applicable law, be prima facie evidence of the accuracy of the information so recorded; provided that the failure of the Lender
                                         --------
to make any such recordation (or error therein) shall not in any manner affect the obligation of the Borrower to repay (with applicable interest) the Loans made to the Borrower by the Lender in accordance with the terms of the Loan Agreement.

          This Promissory Note (i) is one of the Notes referred to in, and is entitled to the benefits of, the Loan Agreement, (ii) is subject to the provisions and entitled to the benefits of the Loan Agreement, (iii) is subject to optional and mandatory prepayment in whole or in part as provided in the Loan Agreement and (iv) is secured as provided in, and entitled to the benefits of, the Security Agreement.

          Upon the occurrence of one or more Events of Default, all amounts then remaining unpaid on this Promissory Note shall become, or may be declared to be, immediately due and payable, all as provided in the Loan Agreement.

          The Borrower hereby waives presentment, demand, protest and all other notices of any kind.

          THIS PROMISSORY NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

                                        MIDWAY AIRLINES CORPORATION


                                        By:_____________________________________
                                           Name:
                                           Title:

                               Schedule of Loans
                               -----------------


                         Amount of           Unpaid
Date of   Amount         Principal of Loan   Principal           Notation
Loan      of Loan        Repaid or Prepaid   Balance of Loan     Made By
----      -------        -----------------   ---------------     -------

                                   EXHIBIT C


                             SECURITY AGREEMENT AND
                  COLLATERAL ASSIGNMENT OF PURCHASE AGREEMENT
                  -------------------------------------------

     THIS SECURITY AGREEMENT AND COLLATERAL ASSIGNMENT OF PURCHASE AGREEMENT (as the same may be amended, supplemented or otherwise modified from time to time, this "Agreement") is entered into as of December 22, 1999, between Midway
      ---------
Airlines Corporation ("Assignor"), and General Electric Capital Corporation
                       --------
("Assignee").  Unless otherwise defined herein, capitalized terms used herein
  --------
shall have the meaning set forth in Section 1 hereof.


                                   RECITALS:

     A.  Assignor and The Boeing Company ("Manufacturer"), entered into the
                                           ------------
Purchase Agreement (as defined below), relating to the acquisition by Assignor of certain Boeing Model 737-7BX aircraft from Manufacturer, including the Aircraft (as defined herein).

     B. As security for its obligations under the Loan Agreement (as defined herein), Assignor is willing to grant to Assignee a security interest in, and to assign to Assignee, Assignor's rights, interests, duties and obligations under the Purchase Agreement and Assignee is willing to accept such security interest and assignment, on the terms set forth herein.

         NOW, THEREFORE, in consideration of the mutual covenants herein contained the parties agree as follows:

     1. For all purposes of this Agreement, except as otherwise expressly provided or unless the context otherwise requires, the following terms shall have the following meanings:

         Aircraft - the first four Boeing Model 737-700 aircraft delivered under
         --------
         the Purchase Agreement which, as currently scheduled for delivery, bear manufacturer's serial numbers 30736, 30737, 30738 and 30739, including the aircraft engines installed in such aircraft on the date of delivery thereof pursuant to the Purchase Agreement.


         Loan Agreement - shall mean the Loan Agreement dated as of December
         --------------
         22, 1999 by and between Assignor and Assignee, as the same may be amended, supplemented or otherwise modified from time to time.

         Collateral - shall have the meaning assigned to such term in Section
         ----------
         2.

          Event of Default - shall have the meaning assigned to such term in the
          ----------------
          Loan Agreement.

          Permitted Lien - means (x) with respect to any Collateral identified
          --------------
          in clause (b) of the Section 2, all rights of Manufacturer and (y) with respect to any Collateral identified in clause (c) of Section 2, all rights of the applicable vendor and any similar rights existing under applicable law.

          Purchase Agreement - the Purchase Agreement No. 2235 dated as of June
          ------------------
          11, 1999, between Manufacturer and Assignor as heretofore amended, modified or supplemented, providing, among other things for the manufacture and sale by Manufacturer of certain Boeing Model 737-700 aircraft including the Aircraft, as the same may hereafter be amended, modified or supplemented to the extent permitted by the terms of the Purchase Agreement and this Agreement, but excluding letter agreements 6-1162-CPJ-308 and 6-1162-CPJ-311 and paragraphs 9 and 10 of letter agreement 6-1162-CPJ-316. The Purchase Agreement incorporates by reference the Aircraft General Terms Agreement AGTA-MID ("AGTA").

          Secured Obligations - collective reference to the unpaid principal of
          -------------------
          and interest on the Loans (as defined in the Loan Agreement) (and all other obligations and liabilities (including, without limitation, interest accruing at the then applicable rate provided in the Loan Agreement after the maturity of the Loans and interest accruing at the then applicable rate provided in the Loan Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding, relating to Assignor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding), of Assignor to Assignee whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Loan Agreement, this Agreement, the Notes (as defined in the Loan Agreement), or any other document made, delivered or given in connection therewith insofar as they relate to the Aircraft, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including, without limitation, all fees and disbursements of counsel to Assignee that are required to be paid by Assignor pursuant to the terms of the Loan Agreement, this Agreement or any other Loan Document (as defined in the Loan Agreement)).

     2. As collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Secured Obligations, Assignor hereby grants to Assignee a security interest in, and assigns to Assignee, all of the following property (whether Assignor's right, title or interest therein is now owned or hereafter acquired) (collectively, the "Collateral"):

     (a) the Purchase Agreement as and to the extent that the same relates to the Aircraft and the purchase and operation thereof, including, without limitation, (i) the right upon valid tender by Manufacturer to purchase the Aircraft (including the right to accept delivery of the Aircraft, such acceptance to be exercised by a person designated by Assignee, and acting as authorized representative of Assignee) and the right to take title to the Aircraft and to be named the "Buyer" in the bill of sale to be delivered by Manufacturer for the Aircraft pursuant to the Purchase Agreement, (ii) any and all predelivery payment refunds or other monies owing by Manufacturer to Assignor in the case of an Event of Default, (iii) all claims for damages in respect of the Aircraft arising as a result of any default by Manufacturer under the Purchase Agreement, including, without limitation, all warranty and indemnity provisions contained in the Purchase Agreement, and all claims arising thereunder, in respect of the Aircraft, (iv) all of the Assignor's rights and interests in or arising out of any deposits and advance payments made in respect of the Aircraft under the Purchase Agreement and any other payments made by the Assignor in respect of the Aircraft or amounts credited or to be credited by Manufacturer to the Assignor under the Purchase Agreement, (v) any and all rights of the Assignor to compel performance of the terms of the Purchase Agreement in respect of the Aircraft, (vi) the rights to demand, accept and retain all rights in and all property (other than the Aircraft), data and service which Manufacturer is obligated to provide or does provide pursuant to the Purchase Agreement in respect of the Aircraft; and (vii) the right to obtain data and demonstration and test flights pursuant to the Purchase Agreement; reserving for the Assignor, however, all duties and obligations of a "Customer" under the Purchase Agreement (Assignee hereby accepts the foregoing assignment subject to the terms hereof);

     (b) to the extent of Assignor's right or interest therein (whether now existing or hereafter acquired), each of the Aircraft (including the airframe and the engines installed thereon) after delivery thereof by Manufacturer;

     (c) all buyer furnished equipment (whether now owned or hereafter acquired) attached to the Aircraft furnished by or on behalf of Assignor to the Manufacturer to be attached to the Aircraft; and

     (d) all "proceeds," as defined in Section 9-306(1) of the Uniform Commercial Code as effect in the State of New York, of any of the foregoing, together with, whether or not constituting proceeds under such Section, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable with respect to any of the foregoing, (ii) any and all other amounts paid or payable upon the sale, exchange, or other disposition of any of the foregoing and (iii) any and all substitutes for, additions to, and products and replacements for any of the foregoing.

     3. (a) Notwithstanding the foregoing, if and so long as no Event of Default shall have occurred and be continuing, Assignee hereby authorizes Assignor, on behalf and to the exclusion of Assignee, to exercise in Assignee's name all rights and powers of the "Customer" under the Purchase Agreement, including such rights as Assignee may have with respect to the Aircraft under any warranty, indemnity or guarantee or other provision of the Purchase Agreement, and to receive any recovery or benefit resulting from the enforcement of any warranty, guarantee or indemnity under the Purchase Agreement in respect of the Aircraft (any such recovery or benefit being referred to herein as a "Manufacturer's Payment or Service"); provided, however, that, subject to
Section 11 hereof, Assignor may not (x) exercise any right (i) to purchase any Aircraft, (ii) to accept delivery of any Aircraft, or (iii) to take title to any Aircraft or to be named the "Buyer" in the bill of sale therefor or (y) enter into any change order or other amendment modification or supplement to the Purchase Agreement without the written consent or countersignature of Assignee if such change order, amendment, modification or supplement (i) would result in any rescission, cancellation or termination of the Purchase Agreement with respect to any or all of the Aircraft, (ii) would have the effect of changing the model of any or all of the Aircraft (except as contemplated by the Purchase Agreement), or (iii) would have the effect of increasing the purchase price of any of the Aircraft by more than $500,000 or (iv) would have the effect of changing the delivery date of any of the Aircraft by more than, in the aggregate, 90 days plus, with the prior written consent of Assignee (which consent shall not be unreasonably withheld or delayed), up to an additional 90 days; provided that Manufacturer shall not be responsible for any delay in the manufacture or delivery of any of the Aircraft or other things delivered or to be delivered under the Purchase Agreement that result from or arise, out of the requirement for Assignee's written consent or countersignature.

          (b) Unless and until Manufacturer shall have received written notice from Assignee, addressed as set forth herein, that an Event of Default shall have occurred and is continuing, each Manufacturer's Payment or Service shall be payable or rendered to Assignor. Upon receipt by Manufacturer of written notice from Assignee, addressed as set forth herein, that an Event of Default shall have occurred and is continuing, each Manufacturer's Payment or Service shall be payable or rendered to Assignee until such time as Manufacturer shall have received written notice from Assignee that all such Events of Default have been cured or waived. For the avoidance of doubt, any claim for a Manufacturer's Payment or Service made by Assignor prior to receipt by Manufacturer of notice from Assignee of an Event of Default described above, shall remain subject to any right of set-off Manufacturer may have against Assignor with respect to obligations of Assignor to Manufacturer.

          (c) If Assignee has notified Manufacturer of an Event of Default by written notice thereof as described above, Assignee will also give prompt written notice to Manufacturer if and when such Event of Default has been cured or waived.

          (d) Assignor and Assignee agree, expressly for the benefit of Manufacturer, that for all purposes of this Agreement, Manufacturer shall not be deemed to have knowledge of, and need not recognize any event, condition, right, remedy or dispute affecting the interests of Assignor or Assignee hereunder or under any other document or agreement unless and until Manufacturer shall have received from Assignee written notice thereof addressed to its Vice President-Contracts, Boeing Commercial Airplane Group, if by mail, at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124 or to 34-9430 Answerback BOEINGREN RNTN if by telex, and in acting in accordance with the Purchase Agreement and this Agreement Manufacturer may conclusively rely upon such notice.

     4. (a) At any time after the happening of an Event of Default and for so long as the same shall be continuing, Assignee shall be entitled (but not obliged) without further demand, to exercise all the rights of Assignor under the Purchase Agreement assigned herein, but only after providing notice to Manufacturer as set forth above.

          (b) As between Assignor and Assignee, Assignee may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the Uniform Commercial Code. Without limiting the generality of the foregoing, the Assignee, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon Assignor or any other Person except Manufacturer (all and each of which demands, defenses, advertisements and notices are hereby waived to the extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may, subject to Manufacturer's consent as provided in the Purchase Agreement, forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Assignee or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Assignee shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Assignor, which right or equity is hereby waived or released. Assignor further agrees, at Assignee's request, to assemble the Collateral and make it available to Assignee, at places which Assignee shall reasonably select, whether at Assignor's premises or elsewhere. To the extent permitted by applicable law, Assignor waives all claims, damages and demands it may acquire against Assignee arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

          (c) Assignor hereby irrevocably constitutes and appoints Assignee and any officer or agent of Assignee upon the occurrence and during the continuance of an

Event of Default, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Assignor and in the name of Assignor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, Assignor hereby gives Assignee, the power and right, on behalf of Assignor, without notice to or assent by Assignor, to do any or all of the following: (i) at any time when an Event of Default has occurred and is continuing in the name of Assignor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under or with respect to any Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Assignee for the purpose of collecting any and all such moneys due under or with respect to any Collateral whenever payable; (ii) to the extent Assignor fails to do so upon the reasonable request of Assignee, pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof; (iii) execute, in connection with any sale provided for herein, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral; and (iv) at any time when an Event of Default has occurred and is continuing (1) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Assignee or as Assignee shall direct; (2) ask or demand for, collect, receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (3) sign and indorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (4) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect the Collateral or any thereof and to enforce any other right in respect of any Collateral; (5) defend any suit, action or proceeding brought against Assignor with respect to any Collateral; (6) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, to give such discharges or releases as Assignee may deem appropriate; and (7) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Assignee were the absolute owner thereof for all purposes, and do, at Assignee's option and Assignor's expense, at any time, or from time to time, all acts and things which Assignee deems necessary to protect, preserve or realize upon the Collateral and Assignee's security interest therein and to effect the intent of this Agreement, all as fully and effectively as Assignor might do.

          (d) The expenses of Assignee incurred in connection with actions undertaken as provided in this Clause (4), together with interest thereon at a rate equal to the rate per annum at which interest would then be payable on past due amounts under Section 2.6.2 of the Credit Agreement, from the date of payment by Assignee, to the date reimbursed by Assignor, shall be payable by Assignor to Assignee on demand. Assignor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof in accordance with the terms of this Agreement. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released. The powers conferred on Assignee hereunder are solely to protect Assignor's interests in the Collateral and shall not impose any duty upon Assignee to exercise any such powers. Assignee shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither it nor any of its officers, directors, employees or agents shall be responsible to Assignor for any act or failure to act hereunder, except for its own gross negligence or willful misconduct.

     5. Assignor hereby agrees, expressly for the benefit of Manufacturer, that notwithstanding anything contained herein to the contrary: (i) the Assignor shall at all times remain liable to Manufacturer under the Purchase Agreement to perform all obligations of "Customer" thereunder to the same extent as if this Agreement had not been executed; and (ii) the exercise by Assignee of any of the rights assigned hereunder shall not release the Assignor from any of its duties or obligations to Manufacturer under the Purchase Agreement except to the extent that such exercise by Assignee shall constitute performance of such duties and obligations. Assignor hereby agrees to indemnify and hold harmless Assignee from and against any and all liability for Assignor's performance (or failure to perform) under the Purchase Agreement.

     6. Assignee hereby agrees, expressly for the benefit of Manufacturer, that, notwithstanding anything contained herein to the contrary (and without in any way releasing the Assignor from any of its duties or obligations under the Purchase Agreement), insofar as the provisions of the Purchase Agreement relate to any or all of the Aircraft, in exercising any rights under the Purchase Agreement, or in making any claim with respect to any or all of the Aircraft or other things (including, without limitation, data, documents, training and services) delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in
Article 11 of Part 2 of Exhibit C to the AGTA which was incorporated by reference into the Purchase Agreement and the insurance and indemnity provisions in Article 8.2 of the AGTA which were incorporated by reference into the Purchase Agreement, shall apply to, and be binding upon, Assignee to the same extent as if Assignee had been the original "Customer" thereunder. Assignee further agrees, expressly for the benefit of Manufacturer, that at any time and from time to time upon written request of Manufacturer, Assignee shall promptly and duly execute and deliver any and all such further assurances, instruments and documents and take all such further action as Manufacturer may reasonably request in order to obtain the full benefits of Assignee's agreements set forth in this paragraph.

     7. Assignor and Assignee agree expressly for the benefit of Manufacturer, that, subject to the terms of the Consent, nothing contained herein shall subject Manufacturer to any liability to which it would not otherwise be subject under the Purchase Agreement or modify in any respect Manufacturer's contract rights thereunder or require Manufacturer to divest itself of title to or possession of the Aircraft until delivery thereof and payment therefor as provided in the Purchase Agreement or to take any action with respect to the Purchase Agreement or the Aircraft in any manner inconsistent with applicable law (including, without limitation, any bankruptcy or other court order, ruling or finding).

     8. At any time and from time to time upon the written request of Assignee, the Assignor will promptly and duly execute and deliver any and all such further instruments and documents and take such further action as Assignee may reasonably request in order to obtain the full benefits of this Agreement and of the rights and powers herein granted.

     9. Assignor does hereby represent and warrant to Assignee that: (i) it has good and valid rights in the Collateral described in Section 2(a) hereof with respect to which it has purported to grant a security interest hereunder and has full power and authority to grant to Assignee the security interest in all of its right, title and interest (whether now existing or hereafter acquired) in the Collateral pursuant hereto and to execute, deliver and perform its obligations in accordance with the terms of this Agreement, without the consent or approval of any other person other than any consent or approval which has been obtained; (ii) as to Assignor, the Purchase Agreement is in full force and effect and is enforceable in accordance with its terms; (iii) except to the extent then cured or waived by Manufacturer, Assignor is not in default under the Purchase Agreement and, as such, has not failed to perform or observe any material term and is not entitled to make any material reduction in payment thereunder; (iv) the copy of the Purchase Agreement previously provided to Assignee is a true, correct and complete copy of such agreement as of December 22, 1999; (v) Assignor has not assigned or pledged to any third party the whole or any part of the rights and interests assigned pursuant to Section 2; (vi) the Collateral is free and clear of any lien (other than the lien of this Agreement and Permitted Liens); (vii) there is no effective financing statement or analogous document under the Uniform Commercial Code or any other applicable laws covering any Collateral; and (viii) the security interests granted pursuant to this Agreement (a) constitute perfected security interests in the Collateral (to the extent of Assignor's interest therein) in favor of the Lender, as collateral security for the Secured Obligations and (b) are prior to all other Liens (other than Permitted Liens) on the Collateral in existence on the date hereof.

     10. Assignor hereby covenants to Assignee that as long as this Agreement shall remain in effect: (i) it will not assign or pledge the whole or any part of the rights assigned as provided in paragraph 2 hereof, nor will it cause the creation of liens on, or otherwise dispose of, the Collateral; (ii) it will, at its own cost and expense, take any and all actions necessary to defend its right and, if applicable, title to the Collateral against all persons and to defend the security interest of the Assignee in the Collateral and the priority thereof against any lien; and (iii) it will, at its own expense, execute, acknowledge, deliver and cause to be duly filed all such further instruments and document and take all such actions as the Assignee may from time to time request to better assure, preserve, protect and perfect the security interest granted herein and the rights and remedies created hereby, including the payment of any fees and taxes required in connection with the execution and delivery of this Agreement, the granting of the security interest and the filing of any financing statements or other documents in connection herewith or therewith.

     11. So long as no Default then exists, Assignee agree that upon Assignor's payment in full of the principal of and accrued interest on Loans relating to any Aircraft, Assignee will execute such documents and take such other actions, in each case at Assignor's expense, as Assignor may reasonably request in order to release the lien of this Agreement to the extent applicable to such Aircraft.

     12. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, except to the extent where those laws are governed by the federal laws of the United States, including all matters of construction, validity, and performance.

     13. This Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto, each pursuant to due authority, have each caused this Security Agreement and Collateral Agreement of Purchase Agreement to be executed by their duly authorized officers as of the date and year first above written.


ASSIGNOR:                     MIDWAY AIRLINES CORPORATION


                              By:______________________________
                                 Name:
                                 Title:


ASSIGNEE:                     GENERAL ELECTRIC CAPITAL
                               CORPORATION


                              By:______________________________
                                 Name:
                                 Title:

                                  SCHEDULE 1
                                  ----------

                          Midway Airlines Corporation
     Aircraft Delivery Dates, Price Escalation and Maximum Aircraft Amount


*Confidential treatment requested for omitted information. Omitted information has been filed separately with the Commission.

                                   EXHIBIT D

                             CONSENT AND AGREEMENT
                         to the Security Agreement and
                Collateral Assignment of the Purchase Agreement
                -----------------------------------------------


          THIS CONSENT AND AGREEMENT ("Consent") is entered into as of December 22, 1999 by and among Midway Airlines Corporation ("Midway"), General Electric Capital Corporation ("Assignee") and The Boeing Company ("Manufacturer").

          RECITALS
          --------

     A. Midway and Assignee have heretofore entered into that certain Loan Agreement, pursuant to which Assignee and the members of the syndicate identified therein (if applicable) have agreed to make certain funds available to Midway in order to enable Midway to meet its deposit and advance payment obligations in respect of the Aircraft (as defined in the Collateral Assignment, defined below) under the Purchase Agreement.

     B. Midway and Assignee have entered into that certain Security Agreement and Collateral Assignment of Purchase Agreement dated as of December 22, 1999 ("Collateral Assignment"), pursuant to which, among other things, Midway has granted to Assignee a security interest in all of Midway's right and interest in and to the Purchase Agreement in order to secure performance of Midway under and in respect of the Loan Agreement.

     C. Midway and Assignee wish to obtain Manufacturer's consent to the Collateral Assignment and Manufacturer is willing to grant such consent, all subject to and upon the terms and conditions provided herein.

          NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties agree as follows:

1.   Definitions.
     -----------

Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Collateral Assignment.

2.   Consent of Manufacturer.
     -----------------------

     (a) Manufacturer hereby acknowledges notice of the Collateral Assignment and consents, subject to the terms and conditions of this Consent, to assignment to Assignee of all of Midway's right and interest in and to the Purchase Agreement pursuant to the Collateral Assignment.

     (b) Manufacturer agrees that this Consent constitutes the consent of Manufacturer as required by the Purchase Agreement.

3.   Assignee's Rights under the Collateral Assignment.
     -------------------------------------------------

     (a)  Event of Default.  Manufacturer acknowledges that, subject to the
          ----------------
provisions of Paragraph 4 hereof, upon and after notice to Manufacturer by Assignee that an Event of Default under the Collateral Assignment has occurred and is continuing and that it is exercising its rights and remedies under the Collateral Assignment (and until Manufacturer receives a further written notice from Assignee to the effect that Midway may again exercise the rights of "Customer" under the Purchase Agreement), Assignee shall be entitled to make all demands, give all notices, take all actions and exercise all rights of "Customer" under and subject to the Purchase Agreement and Midway shall not be entitled to do so.

     (b)  Termination of Purchase Agreement by Manufacturer. Manufacturer agrees
          -------------------------------------------------
that upon termination of the Purchase Agreement with respect to the rights related to any one or more of the Aircraft, (i) it shall give Assignee written notice of such termination; and (ii) Assignee shall have the right, within ten
(10) business days of receipt of such notice, subject to the provisions of Paragraph 4 of this Consent, to give Manufacturer written notice of its irrevocable decision to assume all of the obligations of "Customer" under the terminated Purchase Agreement insofar as it relates to any or all of the Aircraft by entering into a substitute purchase agreement with Manufacturer, relating to such Aircraft on terms and conditions substantially equivalent to those set out in the Purchase Agreement. If Assignee does so notify Manufacturer and enter into a substitute purchase agreement, then, subject to the terms of the Collateral Assignment and Paragraphs 4 and 7 of this Consent, Assignee shall be entitled to make all demands, give all notices, take all actions and exercise all rights of Customer under and subject to the substitute purchase agreement. If no notice from Assignee is timely received, Midway and Assignee will be deemed to have waived all rights thereto. In such case, Manufacturer shall be entitled but not obliged to purchase from Assignee or Midway, as applicable, all buyer furnished equipment related to the terminated Aircraft under the Purchase Agreement, in which Assignee or Midway, as appropriate, has title or an uncontested right to title.

4.   Manufacturer's Purchase Option.
     ------------------------------

     Prior to the exercise of its rights and remedies under Section 4 of the Collateral Assignment as a result of the occurrence of an Event of Default thereunder, Assignee shall notify Manufacturer in writing. Manufacturer shall have the option (the "Manufacturer's Option"), exercisable at any time within ten (10) Business Days following receipt by Manufacturer of such notice, to purchase Assignee's interest in the Purchase Agreement (without recourse, representation or warranty of any kind) insofar as it relates to all of the Aircraft not yet delivered thereunder at the time of exercise of Manufacturer's Option. In the event that Manufacturer notifies Assignee that it intends to exercise Manufacturer's Option, Manufacturer shall purchase Assignee's interest in the Purchase Agreement (without recourse, representation or warranty of any kind) insofar as it relates to all, but not less than all, of the Aircraft not yet delivered thereunder at the time of exercise of Manufacturer's Option by paying to Assignee within five (5) Business Days following the date of its notice to Assignee, an amount equaling the aggregate amount of deposits and advances made under the Purchase Agreement with respect to all of the Aircraft not yet delivered thereunder up to the time of exercise of Manufacturer's Option. If Manufacturer fails to exercise Manufacturer's Option during such ten (10) Business Day period, Assignee may exercise its rights under the Collateral Assignments.

5.   Midway's Waiver and Indemnity; No Release from Obligations.
     ----------------------------------------------------------

     (a) Midway hereby waives any rights which it may have pursuant to contract or law or otherwise against Manufacturer arising out of, or resulting from, the exercise by Assignee of its rights and remedies under the Collateral Assignment or this Consent and agrees to indemnify and hold harmless Manufacturer, its successors and assigns, and their respective officers, directors and employees from and against any and all claims, losses or liabilities (including reasonable attorneys' fees) resulting therefrom, provided, however, that Midway will not
                                      --------  -------
indemnify and hold harmless such parties in the event that such parties are determined, by a final judgment of a court of competent jurisdiction, to have acted with gross negligence with regard to the matter for which indemnification is sought.

     (b) Midway hereby agrees, expressly for the benefit of Manufacturer, that notwithstanding anything contained in the Collateral Assignment to the contrary:
(i) Midway shall at all times remain liable to Manufacturer under the Purchase Agreement to perform all duties and obligations of the "Customer" thereunder in respect of the Aircraft to the same extent as if the Collateral Assignment and this Consent had not been executed, and (ii) the exercise by Assignee of any rights assigned under the Collateral Assignment shall not release Midway from any of its duties or obligations to Manufacturer under the Purchase Agreement except to the extent that such exercise by Assignee shall constitute performance of such duties or obligations.

6.   Notices.
     -------

     (a) Midway and Assignee agree, expressly for the benefit of Manufacturer, that for all purposes of the Collateral Assignment, Manufacturer shall not be deemed to have knowledge of and need not recognize any event, condition, right, remedy or dispute affecting the interests of Midway or Assignee under the Collateral Assignment unless and until Manufacturer shall have received written notice thereof from Assignee addressed to its Vice President-Contracts, Boeing Commercial Airplane Group, if by mail, at P.O. Box 3707, Mail Code 21-34, Seattle, Washington 98124 or to 32-9430 Answerback BOEINGREN RNTN, if by telex. In acting in accordance with the Purchase Agreement and this Consent, Manufacturer may rely conclusively upon any such notice.

     (b) Manufacturer shall be entitled to rely conclusively upon any notice or instruction received by it from Assignee pursuant to the Collateral Assignment or this Consent, and Manufacturer shall have no obligation to inquire as to the accuracy of such notice or instruction or as to the relative priority of rights of any person asserting rights in and to the Purchase Agreement and the Aircraft.

     (c) Except as provided in Paragraph 3 of this Consent, unless and until Assignee shall have notified Manufacturer that it is exercising its rights and remedies under the Collateral Assignment, Midway shall have all rights and obligations of "Customer" under the Purchase Agreement and Manufacturer shall have no duty to consult with or otherwise deal with Assignee concerning the Purchase Agreement or the Aircraft. Without limiting the generality of the foregoing, prior to the receipt of Assignee's written notice that it is exercising its remedies under the Collateral Assignment, as provided in Paragraph 3(a) hereof, Manufacturer shall have no obligation to inquire as to whether Midway has complied with the provisions of the Collateral Assignment and shall be entitled to rely upon any notice, consent, waiver or other action taken by Midway in connection with the Purchase Agreement.

     (d) Notice to Assignee hereunder shall be given by hand, by first class, certified or registered mail, by a recognized overnight courier service or by telecopier (confirmed by mail or overnight courier) at General Electric Capital Corporation, c/o GE Capital Aviation Services, Inc., 201 High Ridge Road, Stamford, Connecticut 06927, Attention Contracts Leader, Telecopy: (203) 357-3201.

7.   Rights Subject to the Purchase Agreement.
     ----------------------------------------

     (a) Assignee for itself and each of the members of the syndicate (if applicable) hereby agrees, expressly for the benefit of Manufacturer, that, notwithstanding anything contained in the Collateral Assignment to the contrary (and without in any way releasing Midway from any of its duties or obligations under the Purchase Agreement), insofar as the provisions of the Purchase Agreement relate to the Aircraft, in exercising any rights under the Purchase Agreement, or in making any claim with respect to the Aircraft or other things (including, without limitation, data, documents, training and services) delivered or to be delivered pursuant to the Purchase Agreement, the terms and conditions of the Purchase Agreement, including, without limitation, the DISCLAIMER AND RELEASE and EXCLUSION OF CONSEQUENTIAL AND OTHER DAMAGES in
----------------------     ---------------------------------------------
Article 11 of Part 2 of Exhibit C to the AGTA which was incorporated by reference into the Purchase Agreement and the insurance provisions in Article
8.2 of the AGTA which was incorporated by reference into the Purchase Agreement, shall apply to and be binding upon Assignee to the same extent as if Assignee had been the original "Customer" thereunder. Assignee for itself and each of the members of the syndicate (if applicable) further agrees, expressly for the benefit of Manufacturer, that at any time and from time to time upon the written request of Manufacturer, it shall promptly and duly execute and deliver any and all such further assurances, instruments and documents and take all such further action as Manufacturer may reasonably request in order to obtain the full benefits of its agreements set forth in this paragraph.

     (b) Except as otherwise expressly provided in this Consent, the execution and delivery by Manufacturer of this Consent and the performance by Manufacturer of its obligations hereunder shall not be regarded as having created or imposed upon Manufacturer any increased or additional obligations or undertakings or any increased or additional limitations to the rights and duties on its part than are contained in the Purchase Agreement as a result of entering into this Consent. Manufacturer shall not be required to divest itself of title to or possession of the Aircraft or any other thing to be delivered under the Purchase Agreement until delivery and transfer thereof and payment therefor, as provided in the Purchase Agreement, or to take any action with respect to the Purchase Agreement or the Aircraft in any manner inconsistent with applicable law (including, without limitation, any bankruptcy or other court order, ruling or finding).

8.   Application of Deposits and Advance Payments.
     --------------------------------------------

          The parties hereto acknowledge and agree that in the event Assignee exercises its rights under the Collateral Assignment and purchases one or more of the Aircraft, the deposits and advance payments made under the Purchase Agreement with respect to the Aircraft shall be applied toward the purchase price of such Aircraft.

9.   Indemnification of Manufacturer by the Assignee and the Members of the
     ----------------------------------------------------------------------
Syndicate (if applicable).
-------------------------

          Assignee agrees to indemnify, defend and hold harmless Manufacturer, its successors and assigns, and their respective officers, directors and employees (collectively, the "Indemnitees" and each an "Indemnitee") from and against any and all claims, losses obligations, damages, penalties, actions, judgments, suits, costs, expenses and disbursements and liabilities of any kind whatsoever (including the reasonable fees and disbursements of counsel for such Indemnitees) which may be imposed on, incurred by, or asserted against such Indemnitees in any manner resulting from or arising out of the exercise by Assignee of its rights or remedies under the Collateral Assignment or this Consent and Agreement, if and only if it is determined by the final judgment of a court of competent jurisdiction that Assignee was not entitled to exercise such rights or remedies or that such rights or remedies were exercised contrary to the provisions of this Consent, the Collateral Assignment or applicable law. Notwithstanding the previous sentence, Assignee will not indemnify any Indemnitee who has been determined by the final judgment of a court of competent jurisdiction to have acted with gross negligence with regard to the matter for which indemnification is sought. If any Indemnitee hereunder has knowledge of any liability hereby indemnified against, it shall give prompt written notice thereof to Assignee. Assignee shall have the right to investigate, defend or compromise any claim for which indemnification is sought and each Indemnitee hereunder shall cooperate with the reasonable requests of Assignee with respect thereto.

10.  Manufacturer's Representations and Warranties.
     ---------------------------------------------

     Manufacturer hereby represents and warrants to Midway and Assignee that:

     (a) Manufacturer is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware and is duly qualified to do business as a foreign corporation in the State of Washington.

     (b) Manufacturer has all requisite corporate power and authority to execute, deliver and perform its obligations under this Consent and Agreement and the execution, delivery and performance of this Consent and Agreement have been duly authorized by all necessary corporate action on the part of Manufacturer.

     (c) Each of the Purchase Agreement and this Consent and Agreement has been duly executed and delivered by Manufacturer and constitutes the legally valid and binding obligation of Manufacturer, enforceable against Manufacturer in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally and general principles of equity (regardless of whether such enforceability is at issue in the proceeding in equity or at law).

     (d) Set forth on Schedule I hereto, with respect to each Aircraft, is (1) the current Scheduled Delivery Date of such Aircraft, (2) the aggregate amount of Deposit Payments received by the Manufacturer prior to the date hereof with respect to such Aircraft, (3) the remaining scheduled dates and amounts of Deposit Payments with respect to such Aircraft due after the date hereof and (4) the estimated purchase price as of the currently Scheduled Delivery Date for such Aircraft.

11.  Manufacturer's Covenants:
     ------------------------

     Manufacturer hereby covenants to Midway and Assignee that:

     (a) Manufacturer will remain liable to observe and perform all the conditions and obligations to be observed and performed by it under the Purchase Agreement in accordance with the terms and conditions thereof and, subject to the terms of the Purchase Agreement and the Collateral Assignment, all of Manufacturer's obligations under the Purchase Agreement will inure to the benefit of Assignee as though Assignee were named "Customer" thereunder; and

     (b) Manufacturer will not assert any lien or claim against any Aircraft after payment in full for that Aircraft under and in accordance with the Purchase Agreement.

12.  GOVERNING LAW

     THIS CONSENT WILL BE INTERPRETED UNDER AND GOVERNED BY THE LAWS OF THE STATE OF WASHINGTON, U.S.A., EXCEPT THAT WASHINGTON'S CHOICE OF LAW RULES SHALL NOT BE INVOKED FOR THE PURPOSE OF APPLYING THE LAW OF ANOTHER JURISDICTION.

13.  Counterparts.
     ------------

     This Consent may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          IN WITNESS WHEREOF, the parties hereto have caused this Consent to be executed by their respective officers or agents as of the date first above written.


MIDWAY:                  MIDWAY AIRLINES CORPORATION


                         By:_________________________
                         Its:________________________


ASSIGNEE:                GENERAL ELECTRIC CAPITAL
                          CORPORATION
                         On behalf of itself and the members of the syndicate
                         (if applicable)


                         By:_________________________
                         Its:________________________


MANUFACTURER:            THE BOEING COMPANY


                         By:_________________________
                         Its:________________________